As filed with the Securities and Exchange Commission on November 28, 2007

                                                             333-114788
                                                              811-21569


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             / X /
                                                                     ---
                           Pre-Effective Amendment No.              /   /
                                                                     ---

                           Post-Effective Amendment No. 8           / X /
                                                                     ---
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     / X /
                                                                     ---
                           Amendment No.  10                         / X /
                                                                     ---
                        (Check appropriate box or boxes)

                    PIONEER IBBOTSON ASSET ALLOCATION SERIES
               (Exact Name of Registrant as Specified in Charter)

                  60 State Street, Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 742-7825

     Dorothy E. Bourassa, Secretary, Pioneer Ibbotson Asset Allocation Series
                  60 State Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     ___ immediately upon filing pursuant to paragraph (b)
     _X_ on December 1, 2007 pursuant to paragraph (b)
     ___ 60 days after filing pursuant to paragraph (a)(1)
     ___ on [date] pursuant to paragraph (a)(1)
     ___ 75 days after filing pursuant to paragraph (a)(2)
     ___ on [date] pursuant to paragraph (a)(2)of Rule 485.

If appropriate, check the following box:

     ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            PIONEER
                            --------------------------------
                            IBBOTSON ASSET ALLOCATION SERIES

                            Pioneer Ibbotson Conservative Allocation Fund Pioneer Ibbotson Moderate Allocation Fund Pioneer Ibbotson Growth Allocation Fund Pioneer Ibbotson Aggressive Allocation Fund

                            Prospectus

                            December 1, 2007

                            Class A, Class B and Class C Shares

                            Contents
                            ------------------------------------


Overview ......................................  1
Basic information about the funds   ...........  3
        Conservative Allocation Fund ..........  3
        Moderate Allocation Fund .............. 14
        Growth Allocation Fund ................ 25
        Aggressive Allocation Fund ............ 36
Asset allocation process ...................... 47
Management .................................... 49
Buying, exchanging and selling shares ......... 52
Dividends, capital gains and taxes ............ 86
Financial highlights .......................... 88


[LOGO]PIONEER
      Investments(R)


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the funds' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

--------------------------------------------------------------------------------
An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contact your investment professional to discuss how a fund fits into your portfolio.
--------------------------------------------------------------------------------

Overview

Pioneer Ibbotson Asset Allocation Series includes four funds, each of which seeks to achieve its investment objective by investing in other funds ("underlying funds") and using asset allocation strategies to allocate its assets among the underlying funds rather than direct positions in securities. Each fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in a fund entails more direct and indirect expenses than a direct investment in the underlying funds. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.


The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described in this prospectus at the discretion of Pioneer without prior notice to or approval of shareholders.

The following is a general guide regarding the anticipated allocation of assets of each of the funds between broad asset classes. Pioneer Investment Management, Inc., the funds' investment adviser, may change these allocation ranges from time to time without the approval of or notice to shareholders.


The fixed income allocation includes each fund's investments in cash, cash equivalents, or money market funds.

                                       Investment Strategies/Asset Class Targets
                                       -----------------------------------------
                                                       Equity      Fixed Income
                        Investment                      Fund           Fund
Fund                    Objective                    Allocation     Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson    Long-term capital                  20-40%         60-80%
Conservative        growth and current
Allocation Fund     income.
--------------------------------------------------------------------------------
Pioneer Ibbotson    Long-term                          50-70%         30-50%
Moderate            capital growth and
Allocation Fund     current income.
--------------------------------------------------------------------------------
Pioneer Ibbotson    Long-term                          70-100%        0-30%
Growth Allocation   capital growth and
Fund                current income.
--------------------------------------------------------------------------------
Pioneer Ibbotson    Long-term                          85-100%        0-15%
Aggressive          capital growth.
Allocation Fund
--------------------------------------------------------------------------------

Overview

Asset allocation process

Pioneer allocates each fund's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.

Pioneer has engaged Ibbotson Associates Advisors, LLC to act as subadviser to each fund and allocate, subject to Pioneer's supervision, each fund's assets among the underlying funds. For a further discussion of the allocation process employed by Ibbotson see "Asset allocation process."


As of the date of this prospectus, the funds invest solely in other Pioneer funds. Under an exemptive order issued to Pioneer by the Securities and Exchange Commission and recently adopted rules, the funds may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. Accordingly, Pioneer and Ibbotson may add funds that are not managed by Pioneer to the list of potential underlying funds in the future. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of a fund's investments.

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

Investment objective
Long-term capital growth and current income.

Principal investment strategies

The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.

Because this is a conservative allocation fund, the fund's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets between asset classes in the following ranges.


The fixed income fund allocation includes the fund's investments in cash, cash equivalents, or in money market funds.

                                                     Equity       Fixed Income
                                                      Fund            Fund
                                                   Allocation      Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund        20-40%          60-80%
--------------------------------------------------------------------------------

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.


                                                                      Percentage
                                                                         of Fund
Fund Name                                                               Holdings
--------------------------------------------------------------------------------
Pioneer Fund                                                               0-30%
Pioneer Independence Fund                                                  0-30%
Pioneer Research Fund                                                      0-30%
Pioneer Growth Leaders Fund                                                0-30%
Pioneer Growth Shares Fund                                                 0-30%
Pioneer Oak Ridge Large Cap Growth Fund                                    0-30%
Pioneer AmPac Growth Fund                                                  0-30%
Pioneer Value Fund                                                         0-30%
Pioneer Cullen Value Fund                                                  0-30%
Pioneer Mid Cap Growth Fund                                                0-30%
Pioneer Mid Cap Value Fund                                                 0-30%
Pioneer Small and Mid Cap Growth Fund                                      0-30%
Pioneer Oak Ridge Small Cap Growth Fund                                    0-30%
Pioneer Small Cap Value Fund                                               0-30%
Pioneer International Equity Fund                                          0-30%
Pioneer International Value Fund                                           0-30%
Pioneer Europe Select Equity Fund                                          0-30%
Pioneer Emerging Markets Fund                                              0-30%
Pioneer Real Estate Shares                                                 0-30%
Pioneer Growth Opportunities Fund                                          0-30%
Pioneer Equity Income Fund                                                 0-30%
Pioneer Government Income Fund                                             0-30%
Pioneer High Yield Fund                                                    0-30%
Pioneer Global High Yield Fund                                             0-30%
Pioneer Bond Fund                                                          0-30%
Pioneer Strategic Income Fund                                              0-30%
Pioneer Short Term Income Fund                                             0-30%
Pioneer Cash Reserves Fund                                                 0-30%

Principal risks of investing in the fund
You could lose money on an investment in the fund or the fund may not perform as well as other investment options.

Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

o    The stock market goes down (this risk may be greater in the short term)
o The fund's equity investments do not have the growth potential or value characteristics originally expected

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

o Interest rates go up causing the value of the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying asset declines. This is known as credit risk

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:

o Be more sensitive to changes in the economy, earnings results and investor expectations
o    Have more limited product lines and capital resources
o    Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o    Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:

o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o    Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o    Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, or cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o    As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Even a small investment in derivatives can have a significant impact on a fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the year-by-year performance of the fund's Class A shares. Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

Annual return Class A shares (%)
(Year ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'06                             7.24

The highest calendar quarterly return was 2.97% (09/30/2006 to 12/31/2006)

The lowest calendar quarterly return was -.47% (03/31/2006 to 06/30/2006)

At September 30, 2007, the year-to-date return was 5.95%.

Comparison with the Standard & Poor's 500 Stock Index and the Lehman Brothers Aggregate Bond Index

The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Stock Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur expenses. The table:

o    Reflects sales charges applicable to the class
o    Assumes that you sell your shares at the end of the period
o    Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2006)


                                                                        Since    Inception
                                                          1 Year    Inception         Date
------------------------------------------------------------------------------------------
Class A                                                                            5/12/05
Return before taxes                                         1.10         3.41
------------------------------------------------------------------------------------------
Return after taxes on distributions                         0.53         2.92
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of shares      0.81         2.65
------------------------------------------------------------------------------------------
Class B                                                                            5/12/05
Return before taxes                                         2.28         3.95
------------------------------------------------------------------------------------------
Class C                                                                            5/12/05
Return before taxes                                         6.30         6.26
------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index
(reflects no deduction for taxes)                          15.78        13.75
------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for taxes)                           4.33         3.01
------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees

paid directly from your investment                 Class A    Class B    Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                     5.75%      None       None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a
percentage of offering price or the amount you
receive when you sell shares, whichever is less       None(1)       4%         1%
--------------------------------------------------------------------------------

Annual fund operating expenses


paid from the assets of the fund
as a percentage of average daily net assets        Class A    Class B    Class C
--------------------------------------------------------------------------------
Management Fee                                        0.17%      0.17%      0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                  0.25%      1.00%      1.00%
--------------------------------------------------------------------------------
Other Expenses                                        0.60%      0.78%      0.63%
--------------------------------------------------------------------------------
Estimated Average exp ratio of underlying Funds       0.60%      0.60%      0.60%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.62%      2.55%      2.40%
--------------------------------------------------------------------------------
Fee Waiver and Expense Limitation                    -0.24%     -0.27%     -0.12%
--------------------------------------------------------------------------------
Net Expense                                           1.38%      2.28%      2.28%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's total operating expenses remain the same, e) Pioneer's contractual expense limitation is in effect for year one and f) the expenses of the underlying funds are reflected.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


             If you sell your shares                   If you do not sell your shares
           ----------------------------------        ----------------------------------
                                      Number of years you own your shares
           ----------------------------------------------------------------------------
              1         3         5        10           1         3         5        10
---------------------------------------------------------------------------------------
Class A    $707    $1,035    $1,384    $2,367        $707    $1,035    $1,384    $2,367
---------------------------------------------------------------------------------------
Class B     631     1,068     1,431     2,637         231       768     1,331     2,637
---------------------------------------------------------------------------------------
Class C     331       737     1,270     2,727         231       737     1,270     2,727
---------------------------------------------------------------------------------------

1 Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."


2 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

3 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.


4 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.


5 The expenses in the table, other than "Acquired Fund Fees and Expenses," reflect the expense limitation currently in effect under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses, other than "Acquired Fund Fees and Expenses," to 0.78%, 1.68% and 1.68% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. This expense limitation is in effect through December 1, 2010 for Class A shares and through December 1, 2009 for Class B and Class C shares. There can be no assurance that Pioneer will extend these expense limitations beyond such time. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. See the statement of additional information for details regarding the expense limitation agreement.

Basic information about
Pioneer Ibbotson Moderate Allocation Fund

Investment objective
Long-term capital growth and current income.

Principal investment strategies
The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.


Because this is a moderate allocation fund, the fund's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets between asset classes in the following ranges.


The fixed income fund allocation includes the fund's investments in cash, cash equivalents, or in money market funds.

                                                       Equity       Fixed Income
                                                        Fund            Fund
                                                     Allocation      Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund              50-70%          30-50%
--------------------------------------------------------------------------------

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.

                                                                      Percentage
                                                                       of Fund
Fund Name                                                              Holdings
--------------------------------------------------------------------------------
Pioneer Fund                                                               0-30%
Pioneer Independence Fund                                                  0-30%
Pioneer Growth Shares Fund                                                 0-30%
Pioneer Research Fund                                                      0-30%
Pioneer Oak Ridge Large Cap Growth Fund                                    0-30%
Pioneer AmPac Growth Fund                                                  0-30%
Pioneer Value Fund                                                         0-30%
Pioneer Cullen Value Fund                                                  0-30%
Pioneer Mid Cap Growth Fund                                                0-30%
Pioneer Mid Cap Value Fund                                                 0-30%
Pioneer Small and Mid Cap Growth Fund                                      0-30%
Pioneer Small Cap Value Fund                                               0-30%
Pioneer International Equity Fund                                          0-30%
Pioneer Europe Select Equity Fund                                          0-30%
Pioneer Emerging Markets Fund                                              0-30%
Pioneer Real Estate Shares                                                 0-30%
Pioneer Growth Opportunities Fund                                          0-30%
Pioneer Equity Income Fund                                                 0-30%
Pioneer Government Income Fund                                             0-30%
Pioneer High Yield Fund                                                    0-30%
Pioneer Global High Yield Fund                                             0-30%
Pioneer Bond Fund                                                          0-30%
Pioneer Strategic Income Fund                                              0-30%
Pioneer Short Term Income Fund                                             0-30%
Pioneer Cash Reserves Fund                                                 0-30%

Basic information about
Pioneer Ibbotson Moderate Allocation Fund

Principal risks of investing in the fund
You could lose money on an investment in the fund or the fund may not perform as well as other investment options.

Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

o    The stock market goes down (this risk may be greater in the short term)
o The fund's equity investments do not have the growth potential or value characteristics originally expected

o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

o Interest rates go up causing the value of the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying asset declines. This is known as credit risk

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:

o Be more sensitive to changes in the economy, earnings results and investor expectations
o    Have more limited product lines and capital resources
o    Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o    Offer greater potential for loss than other U.S. equity securities

Basic information about
Pioneer Ibbotson Moderate Allocation Fund

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:

o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o    Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o    Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year or, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o    As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Basic information about
Pioneer Ibbotson Moderate Allocation Fund



Even a small investment in derivatives can have a significant impact on a fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the year-by-year performance of the fund's Class A shares. Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

Annual return Class A shares (%)
(Year ended December 31)

[THE FOLLOWINGDATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'05                     6.48
'06                    10.49

The highest calendar quarterly return was 4.76% (09/30/2006 to 12/31/2006)

The lowest calendar quarterly return was -1.47% (03/31/2006 to 06/30/2006)

At September 30, 2007, the year-to-date return was 7.73%.

Basic information about
Pioneer Ibbotson Moderate Allocation Fund

Comparison with the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index

The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur expenses. The table:

o    Reflects sales charges applicable to the class
o    Assumes that you sell your shares at the end of the period
o    Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2006)

                                                                        Since    Inception
                                                          1 Year    Inception         Date
------------------------------------------------------------------------------------------
Class A                                                                             8/9/04
Return before taxes                                         4.14         8.89
------------------------------------------------------------------------------------------
Return after taxes on distributions                         3.41         8.16
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of shares      2.88         7.38
------------------------------------------------------------------------------------------
Class B                                                                             8/9/04
Return before taxes                                         5.47         8.15
------------------------------------------------------------------------------------------
Class C                                                                             8/9/04
Return before taxes                                         9.68         9.00
------------------------------------------------------------------------------------------
Standard & Poor's 500 Index
(reflects no deduction for taxes)                          15.78        13.40
------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for taxes)                           4.33         3.43
------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees

paid directly from your investment                 Class A    Class B    Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                     5.75%      None       None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a
percentage of offering price or the amount you
receive when you sell shares, whichever is less       None(1)       4%         1%
--------------------------------------------------------------------------------

Annual fund operating expenses


paid from the assets of the fund
as a percentage of average daily net assets        Class A    Class B    Class C
--------------------------------------------------------------------------------
Management Fee                                        0.17%      0.17%      0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                  0.25%      1.00%      1.00%
--------------------------------------------------------------------------------
Other Expenses                                        0.27%      0.37%      0.26%
--------------------------------------------------------------------------------
Estimated Average exp ratio of underlying Funds       0.72%      0.72%      0.72%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.41%      2.26%      2.15%
--------------------------------------------------------------------------------
Fee Waiver and Expense Limitation                     0.00%     -0.02%      0.00%
--------------------------------------------------------------------------------
Net Expense                                           1.41%      2.24%      2.15%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's total operating expenses remain the same, e) Pioneer's contractual expense limitation is in effect for year one and f) the expenses of the underlying funds are reflected.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                    If you sell your shares         If you do not sell your shares
           ---------------------------------        --------------------------------
                                    Number of years you own your shares
           -------------------------------------------------------------------------
              1        3         5        10           1       3         5        10
------------------------------------------------------------------------------------
Class A    $710    $ 996    $1,302    $2,169        $710    $996    $1,302    $2,169
------------------------------------------------------------------------------------
Class B     627    1,004     1,308     2,380         227     704     1,208     2,380
------------------------------------------------------------------------------------
Class C     318      673     1,154     2,483         218     673     1,154     2,483
------------------------------------------------------------------------------------

Basic information about
Pioneer Ibbotson Moderate Allocation Fund

1 Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."


2 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

3 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.


4 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.


5 The expenses in the table, other than "Acquired Fund Fees and Expenses," reflect the expense limitation currently in effect under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses, other than "Acquired Fund Fees and Expenses," to 0.74%, 1.52% and 1.52% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. This expense limitation is in effect through December 1, 2010 for Class A shares and through December 1, 2009 for Class B and Class C shares. There can be no assurance that Pioneer will extend these expense limitations beyond such time. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. See the statement of additional information for details regarding the expense limitation agreement.

Basic information about
Pioneer Ibbotson Growth Allocation Fund

Investment objective
Long-term capital growth and current income.

Principal investment strategies
The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.


Because this is a moderate growth allocation fund, the fund's assets will be invested in equity and fixed income funds, although a small portion will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets between asset classes in the following ranges.


The fixed income fund allocation includes the fund's investments in cash, cash equivalents, or in money market funds.

                                                       Equity       Fixed Income
                                                        Fund            Fund
                                                     Allocation      Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund                70-100%         0-30%
--------------------------------------------------------------------------------

Basic information about
Pioneer Ibbotson Growth Allocation Fund

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.

                                                                      Percentage
                                                                       of Fund
Fund Name                                                              Holdings
--------------------------------------------------------------------------------
Pioneer Fund                                                            0-30%
Pioneer Independence Fund                                               0-30%
Pioneer Growth Shares Fund                                              0-30%
Pioneer Research Fund                                                   0-30%
Pioneer Oak Ridge Large Cap Growth Fund                                 0-30%
Pioneer AmPac Growth Fund                                               0-30%
Pioneer Value Fund                                                      0-30%
Pioneer Cullen Value Fund                                               0-30%
Pioneer Mid Cap Growth Fund                                             0-30%
Pioneer Mid Cap Value Fund                                              0-30%
Pioneer Small and Mid Cap Growth Fund                                   0-30%
Pioneer Small Cap Value Fund                                            0-30%
Pioneer International Equity Fund                                       0-30%
Pioneer Europe Select Equity Fund                                       0-30%
Pioneer Emerging Markets Fund                                           0-30%
Pioneer Real Estate Shares                                              0-30%
Pioneer Growth Opportunities Fund                                       0-30%
Pioneer Equity Income Fund                                              0-30%
Pioneer Government Income Fund                                          0-30%
Pioneer High Yield Fund                                                 0-30%
Pioneer Global High Yield Fund                                          0-30%
Pioneer Bond Fund                                                       0-30%
Pioneer Strategic Income Fund                                           0-30%
Pioneer Short Term Income Fund                                          0-30%
Pioneer Cash Reserves Fund                                              0-30%

Principal risks of investing in the fund
You could lose money on an investment in the fund or the fund may not perform as well as other investment options.

Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

o    The stock market goes down (this risk may be greater in the short term)
o The fund's equity investments do not have the growth potential or value characteristics originally expected

Basic information about
Pioneer Ibbotson Growth Allocation Fund

o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

o Interest rates go up causing the value of the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying asset declines. This is known as credit risk

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:

o Be more sensitive to changes in the economy, earnings results and investor expectations
o    Have more limited product lines and capital resources
o    Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o    Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:

o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o    Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The

Basic information about
Pioneer Ibbotson Growth Allocation Fund

market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o    Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, or cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o    As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Even a small investment in derivatives can have a significant impact on a fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Basic information about
Pioneer Ibbotson Growth Allocation Fund

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the year-by-year performance of the fund's Class A shares. Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

Annual return Class A shares (%)
(Year ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'05                              8.24
'06                             12.49

The highest calendar quarterly return was 5.83% (09/30/2006 to 12/31/2006)

The lowest calendar quarterly return was -1.87% (03/31/2006 to 06/30/2006)

At September 30, 2007, the year-to-date return was 8.84%.

Comparison with the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index

The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur expenses. The table:

o    Reflects sales charges applicable to the class
o    Assumes that you sell your shares at the end of the period
o    Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2006)

                                                                        Since   Inception
                                                          1 Year    Inception        Date
-----------------------------------------------------------------------------------------
Class A                                                                            8/9/04
Return before taxes                                         6.00        11.48
-----------------------------------------------------------------------------------------
Return after taxes on distributions                         5.42        10.92
-----------------------------------------------------------------------------------------
Return after taxes on distributions and sale of shares      4.24         9.72
-----------------------------------------------------------------------------------------
Class B                                                                            8/9/04
Return before taxes                                         7.62         8.35
-----------------------------------------------------------------------------------------
Class C                                                                            8/9/04
Return before taxes                                        11.75        12.02
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Index
(reflects no deduction for taxes)                          15.78        13.40
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for taxes)                           4.33         3.43
-----------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Basic information about
Pioneer Ibbotson Growth Allocation Fund

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees

paid directly from your investment                 Class A    Class B    Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                     5.75%      None       None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a
percentage of offering price or the amount you
receive when you sell shares, whichever is less       None(1)       4%         1%
--------------------------------------------------------------------------------

Annual fund operating expenses


paid from the assets of the fund
as a percentage of average daily net assets        Class A    Class B    Class C
--------------------------------------------------------------------------------
Management Fee                                        0.17%     0.17%       0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                  0.25%     1.00%       1.00%
--------------------------------------------------------------------------------
Other Expenses                                        0.34%     0.47%       0.31%
--------------------------------------------------------------------------------
Estimated Average exp ratio of underlying Funds       0.77%     0.77%       0.77%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.53%     2.41%       2.25%
--------------------------------------------------------------------------------
Fee Waiver and Expense Limitation                     0.00%     -0.07%      0.00%
--------------------------------------------------------------------------------
Net Expense                                           1.53%      2.34%      2.25%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's total operating expenses remain the same, e) Pioneer's contractual expense limitation is in effect for year one and f) the expenses of the underlying funds are reflected.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                 If you sell your shares               If you do not sell your shares
           ----------------------------------        ----------------------------------
                                       Number of years you own your shares
           ----------------------------------------------------------------------------
              1         3         5        10           1         3         5        10
---------------------------------------------------------------------------------------
Class A    $722    $1,031    $1,361    $2,294        $722    $1,031    $1,361    $2,294
---------------------------------------------------------------------------------------
Class B     637     1,045     1,379     2,523         237       745     1,279     2,523
---------------------------------------------------------------------------------------
Class C     328       703     1,205     2,585         228       703     1,205     2,585
---------------------------------------------------------------------------------------

1 Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."


2 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

3 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.


4 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.


5 The expenses in the table, other than "Acquired Fund Fees and Expenses," reflect the expense limitation currently in effect under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses, other than "Acquired Fund Fees and Expenses," to 0.79%, 1.57% and 1.57% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. This expense limitation is in effect through December 1, 2010 for Class A shares and through December 1, 2009 for Class B and Class C shares. There can be no assurance that Pioneer will extend these expense limitations beyond such time. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. See the statement of additional information for details regarding the expense limitation agreement.

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund

Investment objective
Long-term capital growth.

Principal investment strategies
The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.

Because this is an aggressive allocation fund, the majority of the fund's assets will be invested in equity funds, although a portion of its assets will be invested in bond funds and cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets among asset classes in the following ranges.

The fixed income fund allocation includes the fund's investments in cash, cash equivalents, or in money market funds.

                                                       Equity       Fixed Income
                                                        Fund            Fund
                                                     Allocation      Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund            85-100%         0-15%
--------------------------------------------------------------------------------

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.


                                                                      Percentage
                                                                       of Fund
Fund Name                                                              Holdings
--------------------------------------------------------------------------------
Pioneer Fund                                                            0-30%
Pioneer Independence Fund                                               0-30%
Pioneer Growth Shares Fund                                              0-30%
Pioneer Research Fund                                                   0-30%
Pioneer Oak Ridge Large Cap Growth Fund                                 0-30%
Pioneer AmPac Growth Fund                                               0-30%
Pioneer Value Fund                                                      0-30%
Pioneer Cullen Value Fund                                               0-30%
Pioneer Mid Cap Growth Fund                                             0-30%
Pioneer Mid Cap Value Fund                                              0-30%
Pioneer Small and Mid Cap Growth Fund                                   0-30%
Pioneer Small Cap Value Fund                                            0-30%
Pioneer International Equity Fund                                       0-30%
Pioneer Europe Select Equity Fund                                       0-30%
Pioneer Emerging Markets Fund                                           0-30%
Pioneer Real Estate Shares                                              0-30%
Pioneer Growth Opportunities Fund                                       0-30%
Pioneer Equity Income Fund                                              0-30%
Pioneer Government Income Fund                                          0-15%
Pioneer High Yield Fund                                                 0-15%
Pioneer Global High Yield Fund                                          0-15%
Pioneer Bond Fund                                                       0-15%
Pioneer Strategic Income Fund                                           0-15%
Pioneer Short Term Income Fund                                          0-15%
Pioneer Cash Reserves Fund                                              0-15%

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund

Principal risks of investing in the fund
You could lose money on an investment in the fund or the fund may not perform as well as other investment options.

Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

o    The stock market goes down (this risk may be greater in the short term)
o The fund's equity investments do not have the growth potential or value characteristics originally expected

o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

o Interest rates go up causing the value of the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying asset declines. This is known as credit risk

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:

o Be more sensitive to changes in the economy, earnings results and investor expectations
o    Have more limited product lines and capital resources
o    Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o    Offer greater potential for loss than other U.S. equity securities

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:

o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o    Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o    Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, or cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o    As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund


Even a small investment in derivatives can have a significant impact on a fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the year-by-year performance of the fund's Class A shares. Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

Annual return Class A shares (%)
(Year ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'05                             9.64
'06                            14.20

The highest calendar quarterly return was 6.76% (09/30/2006 to 12/31/2006)

The lowest calendar quarterly return was -2.28% (03/31/2006 to 06/30/2006)

At September 30, 2007, the year-to-date return was 9.59%.

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund

Comparison with the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index

The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur expenses. The table:

o    Reflects sales charges applicable to the class
o    Assumes that you sell your shares at the end of the period
o    Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2006)

                                                                        Since    Inception
                                                          1 Year    Inception          Date
                                                         -------- ----------- -------------
Class A                                                                             8/9/04
Return before taxes                                         7.60        13.93
------------------------------------------------------------------------------------------
Return after taxes on distributions                         7.28        13.42
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of shares      5.20        11.90
------------------------------------------------------------------------------------------
Class B                                                                             8/9/04
Return before taxes                                         9.30        13.32
------------------------------------------------------------------------------------------
Class C                                                                             8/9/04
Return before taxes                                        13.46        15.03
------------------------------------------------------------------------------------------
Standard & Poor's 500 Index
(reflects no deduction for taxes)                          15.78        13.40
------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for taxes)                           4.33         3.43
------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees

paid directly from your investment                 Class A    Class B    Class C
---------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                     5.75%      None       None
---------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a
percentage of offering price or the amount you
receive when you sell shares, whichever is less       None(1)       4%         1%
---------------------------------------------------------------------------------

Annual fund operating expenses


paid from the assets of the fund
as a percentage of average daily net assets        Class A    Class B    Class C
---------------------------------------------------------------------------------
Management Fee                                        0.17%      0.17%      0.17%
---------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                  0.25%      1.00%      1.00%
---------------------------------------------------------------------------------
Other Expenses                                        0.44%      0.56%      0.39%
---------------------------------------------------------------------------------
Estimated Average exp ratio of underlying Funds       0.82%      0.82%      0.82%
---------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.68%      2.55%      2.38%
---------------------------------------------------------------------------------
Fee Waiver and Expense Limitation                    -0.01%     -0.09%      0.00%
---------------------------------------------------------------------------------
Net Expense                                           1.67%      2.46%      2.38%
---------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's total operating expenses remain the same, e) Pioneer's contractual expense limitation is in effect for year one and f) the expenses of the underlying funds are reflected.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                 If you sell your shares               If you do not sell your shares
           ----------------------------------        ----------------------------------
                                       Number of years you own your shares
           ----------------------------------------------------------------------------
              1         3         5        10           1         3         5        10
---------------------------------------------------------------------------------------
Class A    $735    $1,073    $1,434    $2,447        $735    $1,073    $1,434    $2,447
---------------------------------------------------------------------------------------
Class B     649     1,085     1,447     2,666         249       785     1,347     2,666
---------------------------------------------------------------------------------------
Class C     341       742     1,270     2,716         241       742     1,270     2,716
---------------------------------------------------------------------------------------

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund

1 Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."


2 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

3 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.


4 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.


5 The expenses in the table, other than "Acquired Fund Fees and Expenses," reflect the expense limitation currently in effect under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses, other than "Acquired Fund Fees and Expenses," to 0.85%, 1.64% and 1.64% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. This expense limitation is in effect through December 1, 2010 for Class A shares and through December 1, 2009 for Class B and Class C shares. There can be no assurance that Pioneer will extend these expense limitations beyond such time. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. See the statement of additional information for details regarding the expense limitation agreement.

Asset allocation process

Pioneer allocates each fund's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.

Pioneer has engaged Ibbotson to act as subadviser to each fund and allocate, subject to Pioneer's supervision, each fund's assets among the underlying funds. Ibbotson uses a two-step asset allocation process:

First, Ibbotson seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different market sectors. The goal of this process is to identify a combination of investments in different market sectors that is expected to maximize return for a given level of risk or minimize risk for a given level of return.

Having determined the allocation of the fund's assets among the asset classes, Ibbotson then invests the assets allocated to a particular sector among underlying funds that invest in that sector. Pioneer and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making allocation decisions. Ibbotson's analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, asset performance, regression and attribution analyses, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given each fund's risk profile. When considering equity funds, Ibbotson focuses on the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When considering bond funds, Ibbotson's primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Based on the target allocations, a fund will invest the proceeds from the sale of its shares, reinvested dividends from the underlying funds and other income, and redeem investments in the underlying funds to provide the cash necessary to satisfy redemption requests for fund shares. However, the portion of each fund's net assets represented by an underlying fund or asset class could differ substantially over time from the target allocation as the underlying funds' asset values change due to market movements and portfolio management decisions.

Periodically, Ibbotson will re-evaluate each fund's target asset allocation and may recommend the rebalancing of a fund's assets among asset classes and

Asset allocation process

underlying funds to reflect changes in the target allocations or to reallocate the fund's holdings to match the target allocation. Each fund may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of a Fund's portfolio holdings, or as an adjustment to an underlying fund's target allocation based on Ibbotson's view of the fund's characteristics and other allocation criteria.


As of the date of this prospectus, the funds invest solely in other Pioneer funds. Under an exemptive order issued to Pioneer by the Securities and Exchange Commission and recently adopted rules, the funds may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. Accordingly, Pioneer and Ibbotson may add funds that are not managed by Pioneer to the list of potential underlying funds in the future. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of a fund's investments.

Management

Pioneer, the funds' investment adviser,
oversees the funds' operations and supervises the funds' subadviser, which is responsible for the day-to-day management of each funds' portfolio.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2007, assets under management were approximately $321 billion worldwide, including over $83 billion in assets under management by Pioneer.

Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the funds' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the funds without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order or would provide greater flexibility than the order, Pioneer and the funds intend to rely on such rule to permit Pioneer, subject to the approval of the funds' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the funds without shareholder approval.


Investment subadviser

Ibbotson Associates Advisors, LLC (Ibbotson) is the subadviser to each fund and allocates, subject to Pioneer's supervision, each fund's assets among asset classes and among the underlying funds. As of September 30, 2007, Ibbotson had approximately $18 billion in assets under management. Ibbotson is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601. Ibbotson is a registered investment adviser and wholly owned subsidiary of Ibbotson Associates, Inc., which in turn is a wholly owned subsidiary of Morningstar, Inc.


Portfolio management
Day-to-day management of each fund's portfolio is the responsibility of portfolio managers and members of Ibbotson's Investment Committee headed by Peng Chen. Peng Chen, Ph.D., the president and chief investment officer at Ibbotson, conducts research projects on asset allocation, portfolio risk measurement,

Management

nontraditional assets, and global financial markets. Dr. Chen joined Ibbotson in 1997. Scott Wentsel, vice president and senior portfolio manager, manages the investment management team. Mr. Wentsel is also responsible for directing the firm's investment management services which includes oversight of its consulting, fund-of-funds, and plan sponsor consulting business lines. Prior to joining Ibbotson in 2005, Mr. Wentsel was an executive director with Morgan Stanley where he worked primarily on Van Kampen Investments' asset management business. Mr. Wentsel has over 20 years of investment industry experience. Brian Huckstep, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification, and manager due diligence. Prior to joining Ibbotson in 2005, Mr. Huckstep was Director of Data Acquisition at Morningstar for two years. Mr. Huckstep also spent nine years at Northern Trust in product manager and analyst roles for institutional custody clients. Alexander E. Kaye, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification and manager due diligence. Prior to joining Ibbotson in 2004, Mr. Kaye was an account manager at UBS Global Asset Management, where he managed client relationships for subadvisory and institutional clients.

The funds' statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the funds.

Management fee

Each fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the funds.


Pioneer's annual fee is equal to

Annual Fee                                                 Net Assets
--------------------------------------------------------------------------------
0.13% on investments in underlying funds                   Up to $2.5 billion
managed by Pioneer (and cash); and
0.17% on other investments
--------------------------------------------------------------------------------
0.11% on investments in underlying funds                   Over $2.5 billion and
managed by Pioneer (and cash); and                         up to $4 billion
0.14% on other investments
--------------------------------------------------------------------------------
0.10% on investments in underlying funds                   Over $4 billion and
managed by Pioneer (and cash); and                         up to $5.5 billion
0.12% on other investments
--------------------------------------------------------------------------------
0.08% on investments in underlying funds                   Over $5.5 billion and
managed by Pioneer (and cash); and                         up to $7 billion
0.10% on other investments
--------------------------------------------------------------------------------
0.08% on investments in underlying funds                   Over $7 billion
managed by Pioneer (and cash); and
0.09% on other investments
--------------------------------------------------------------------------------

Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets. The fee is accrued daily and paid monthly. Pioneer, and not the funds, pays a portion of the fee it receives from the funds to Ibbotson as compensation for Ibbotson's services to a fund.


A discussion regarding the basis for the Board of Trustees' approval of the management contract will be available in the funds' semiannual report to shareholders, for the period ending January 31, 2008.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the funds' distributor. Pioneer Investment Management Shareholder Services, Inc. is the funds' transfer agent. Each fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Disclosure of portfolio holdings
The funds' policies and procedures with respect to disclosure of the funds' portfolio securities are described in the statement of additional information.

Buying, exchanging and selling shares

Net asset value


Each fund's net asset value is the value of its portfolio of securities plus any other assets minus its accrued operating expenses and other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


Each fund values the shares of the underlying funds at their published net asset value.


Each fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a fund uses fair value methods to value its securities. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value pricing. Fair value pricing of securities is done pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, a fund relies upon securities prices provided by pricing services.

Each fund uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by a fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing rather than market prices. Each fund uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that a fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Choosing a class of shares
The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:

o    How long you expect to own the shares
o    The expenses paid by each class
o    Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

Distribution plans
Each fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, a fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the funds, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

Buying, exchanging and selling shares

Additional payments to financial intermediaries
There are two principal ways you compensate the financial intermediary through which you buy shares of a fund - directly, by the payment of sales commissions, if any; and indirectly, as a result of the fund paying Rule 12b-1 fees. The fund also may pay intermediaries for administrative services and transaction processing.

Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may receive additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

Buying, exchanging and selling shares

Comparing classes of shares

                    Class A                     Class B                     Class C
---------------------------------------------------------------------------------------------------
Why you might       Class A shares may be       You may prefer Class B      You may prefer Class C
prefer each class   your best alternative if    shares if you do not        shares if you do not
                    you prefer to pay an        want to pay an initial      wish to pay an initial
                    initial sales charge and    sales charge, or if you     sales charge and you
                    have lower annual           plan to hold your invest-   would rather pay higher
                    expenses, or if you         ment for at least           annual expenses
                    qualify for any reduction   five years.                 over time.
                    or waiver of the initial
                    sales charge.
---------------------------------------------------------------------------------------------------
Initial sales       Up to 5.75% of the          None                        None
charge              offering price, which is
                    reduced or waived for
                    large purchases and
                    certain types of inves-
                    tors. At the time of your
                    purchase, your invest-
                    ment firm may receive a
                    commission from the
                    distributor of up to 5%,
                    declining as the size of
                    your investment increases.
---------------------------------------------------------------------------------------------------
Contingent          None, except in certain     Up to 4% is charged if      A 1% charge if you sell
deferred sales      circumstances when          you sell your shares.       your shares within one
charges             the initial sales charge    The charge is reduced       year of purchase. Your
                    is waived.                  over time and not           investment firm may
                                                charged after five years.   receive a commission
                                                Your investment firm        from the distributor at
                                                may receive a commis-       the time of your pur-
                                                sion from the distributor   chase of up to 1%.
                                                at the time of your pur-
                                                chase of up to 4%.
---------------------------------------------------------------------------------------------------
Distribution and    Up to 0.25% of average      Up to 1% of average         Up to 1% of average
service fees        daily net assets.           daily net assets.           daily net assets.
---------------------------------------------------------------------------------------------------
Annual expenses     Lower than Class B or       Higher than Class A         Higher than Class A
(including          Class C.                    shares; Class B shares      shares; Class C shares
distribution and                                convert to Class A          do not convert to any
service fees)                                   shares after eight          other class of shares.
                                                years.                      You continue to pay
                                                                            higher annual expenses.
---------------------------------------------------------------------------------------------------
Exchange            Class A shares of other     Class B shares of other     Class C shares of other
privilege           Pioneer mutual funds.       Pioneer mutual funds.       Pioneer mutual funds.
---------------------------------------------------------------------------------------------------
Maximum             None                        $49,999                     $999,999
purchase amount
(per transaction)
---------------------------------------------------------------------------------------------------

Sales charges: Class A shares

You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by a fund. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or capital gain distributions.

--------------------------------------------------------------------------------
Offering price
The net asset value per share plus any initial sales charge.
--------------------------------------------------------------------------------

Sales charges for Class A shares

                                                            Sales charge as % of
                                                            --------------------
                                                          Offering    Net amount
Amount of purchase                                           price      invested
--------------------------------------------------------------------------------
Less than $50,000                                             5.75          6.10
--------------------------------------------------------------------------------
$50,000 but less than $100,000                                4.50          4.71
--------------------------------------------------------------------------------
$100,000 but less than $250,000                               3.50          3.63
--------------------------------------------------------------------------------
$250,000 but less than $500,000                               2.50          2.56
--------------------------------------------------------------------------------
$500,000 but less than $1 million                             2.00          2.04
--------------------------------------------------------------------------------
$1 million or more                                            -0-           -0-
--------------------------------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.

Reduced sales charges
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:

o The amount of shares you own plus the amount you are investing now is at least $50,000 (Rights of accumulation)
o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

Buying, exchanging and selling shares

Rights of accumulation
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Letter of intent
You can use a letter of intent to qualify for reduced sales charges in two situations:

o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months
o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class B or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Qualifying for a reduced Class A sales charge

In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.

You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.

Class A purchases at a reduced initial sales charge or net asset value are also available to:

Group plans if the sponsoring organization:

o    recommends purchases of Pioneer mutual funds to,
o    permits solicitation of, or
o    facilitates purchases by its employees, members or participants.

Class A purchases at net asset value
You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of a fund.

Buying, exchanging and selling shares

Investments of $1 million or more and certain retirement plans
You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more, are a participant in an employer-sponsored retirement plan with at least $1 million in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a deferred sales charge if you sell your Class A shares within 18 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.

Class A purchases at net asset value are available to:

o    Current or former trustees and officers of the fund;
o Partners and employees of legal counsel to the fund (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;
o Employees of AmSouth Bank (at the time of initial share purchase) investing through an account held with AmSouth Investment Services, Inc.;
o    Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o    Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serve as investment adviser or manager;
o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o    Certain unit investment trusts;
o Employer-sponsored retirement plans with at least $1 million in total plan assets;
o Participants in employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
     (ii) all
     participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;
o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;
o Shareholders of record (i.e., not held in the name of your broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Reinstatement privilege for Class A and Class B shares
If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:

o You must send a written request to the transfer agent no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Buying, exchanging and selling shares

Your purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

Class A shares that are subject to a contingent deferred sales charge
Purchases of Class A shares of $1 million or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 18 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has at least $1 million in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Sales charges: Class B shares

You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.

Contingent deferred sales charge
--------------------------------------------------------------------------------

On shares sold                                                         As a % of
before the                                                 dollar amount subject
end of year                                                  to the sales charge
--------------------------------------------------------------------------------
1                                                                             4
--------------------------------------------------------------------------------
2                                                                             4
--------------------------------------------------------------------------------
3                                                                             3
--------------------------------------------------------------------------------
4                                                                             2
--------------------------------------------------------------------------------
5                                                                             1
--------------------------------------------------------------------------------
6+                                                                            0
--------------------------------------------------------------------------------

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into a fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.

Conversion to Class A shares
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares eight years after the date of purchase except that:

o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account
o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

Buying, exchanging and selling shares

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class B shares so that you pay the lowest possible CDSC.

o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o    You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Sales charges: Class C shares

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class C shares so that you pay the lowest possible CDSC.

o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o    You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Waiver or reduction of contingent deferred sales charges (CDSC)

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

Class A, Class B and Class C shares
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:

o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
     - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
     - It is a required minimum distribution due to the attainment of age 701/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
     - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
     - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
     -    A return of excess employee deferrals or contributions;
     - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;
     - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year; or
     - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or
o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

Please see the funds' statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares

Opening your account

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in a fund through investment professionals or other financial intermediaries, including wrap programs and similar programs, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by a fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The funds may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

--------------------------------------------------------------------------------
By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFone(SM) at any time.
--------------------------------------------------------------------------------

Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

o    For new accounts, complete the online section of the account application
o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Buying, exchanging and selling shares

General rules on buying, exchanging and selling your fund shares

Share price

If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by a fund. The broker-dealer is responsible for transmitting your order to a fund in a timely manner.

--------------------------------------------------------------------------------
Good order means that:

o    You have provided adequate instructions
o    There are no outstanding claims against your account
o    There are no transaction limitations on your account
o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o    Your request includes a signature guarantee if you:
     -    Are selling over $100,000 or exchanging over $500,000 worth of shares
     -    Changed your account registration or address within the last 30 days
     - Instruct the transfer agent to mail the check to an address different from the one on your account
     -    Want the check paid to someone other than the account owner(s)
     - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Transaction limitations
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."

Buying
You may buy fund shares from any investment firm that has a sales agreement with the distributor.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. Each fund reserves the right to stop offering any class of shares.

You may use securities you own to purchase shares of a fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If a fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Minimum investment amounts
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares.

You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.

Maximum purchase amounts
Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.

--------------------------------------------------------------------------------
Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the funds to identify you.

The funds may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Exchanging
You may exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. Each fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling
Your shares will be sold at net asset value per share next calculated after a fund or its authorized agent, such as broker-dealers, receives your request in good order.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds.

The funds generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, a fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

--------------------------------------------------------------------------------
You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Consult your investment professional to learn more about buying, exchanging or selling fund shares.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Buying shares

Through your investment firm
Normally, your investment firm will send your purchase request to the funds' distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:

o    You established your bank account of record at least 30 days ago
o    Your bank information has not changed for at least 30 days
o You are not purchasing more than $100,000 worth of shares per account per day
o    You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In writing, by mail
You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

Exchanging shares

Through your investment firm
Normally, your investment firm will send your exchange request to the funds' transfer agent. Consult your investment professional for more information about exchanging your shares.

By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:

o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o    The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o    You can provide the proper account identification information

In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:

o    The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o    The class of shares you are exchanging
o    The dollar amount or number of shares you are exchanging

Buying, exchanging and selling shares

Selling shares

Through your investment firm
Normally, your investment firm will send your request to sell shares to the funds' transfer agent. Consult your investment professional for more information. Each fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. Each fund reserves the right to terminate this procedure at any time.

By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

How to contact us

By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone(SM)call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website
www.pioneerinvestments.com

By fax
Fax your exchange and sale requests to:
1-800-225-4240

Buying, exchanging and selling shares

Excessive trading
Frequent trading into and out of a fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. Since certain funds may invest a significant portion of their assets in junk bonds, these funds may be more susceptible to such strategies. However, the policies and procedures outlined below to detect excessive trading activity were determined by the Board to be appropriate. Each fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a fund's shares to be excessive for a variety of reasons, such as if:

o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

Each fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a fund may be adversely affected. Because certain funds invest a significant portion of their portfolios in securities that are fair valued, this risk may be greater for those funds. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.


The funds may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The funds may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that a fund believes are requested on behalf of market timers. Each fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The funds may impose further restrictions on trading activities by market timers in the future. Each fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.

Purchases pursuant to the reinstatement privilege (for Class A and Class B shares) are subject to this policy.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

Buying, exchanging and selling shares

Account options
See the account application form for more details on each of the following options.

Automatic investment plans
You can make regular periodic investments in a fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.

Pioneer Investomatic Plan
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:

o    You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o    The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options
Each fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount instead of sending a check. Additional shares will be purchased at the then current net asset value.

Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:

o Your account must have a total value of at least $10,000 when you establish your plan
o    You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.

Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Buying, exchanging and selling shares

Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareowner services

Pioneer website
www.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:

o    Your current account information
o    Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
o    A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:

o    Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o    Request account statements

If you plan to use FactFoneSM to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM.

Household delivery of fund documents
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with a fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
Early each year, the funds will mail you information about the tax status of the dividends and distributions paid to you by the funds.

TDD 1-800-225-1997
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.

Privacy
Each fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The funds will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:

o    Requesting certain types of exchanges or sales of fund shares
o    Redeeming shares for which you hold a share certificate
o    Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The funds may accept other forms of guarantee from financial intermediaries in limited circumstances.

Buying, exchanging and selling shares

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Exchange limitation
You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of a fund. The funds' exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the funds and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in a fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

Minimum account size
Each fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access
You may have difficulty contacting the funds by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerinvestments.com or reach the funds by telephone, you should communicate with the funds in writing.

Share certificates
Each fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Other policies
The funds and the distributor reserve the right to:

o    reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The funds will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

Each fund reserves the right to:

o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities

o redeem in kind by delivering to you portfolio securities owned by a fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash
o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
Each fund generally pays any distributions of net short- and long-term capital gains in December.

Each fund generally pays dividends from any net investment income in December.

Each fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a fund shortly before a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

Taxes

You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the funds, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from a fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates depending upon their source and other factors. Distributions from a fund's net short-term capital gains are taxable as ordinary income. Other dividends are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2010, if so designated by a fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market. To the extent that a fund pays dividends attributable to income received by it from underlying fixed income funds, those dividends generally will not qualify for taxation as "qualified dividend income". When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds and the tax basis for the shares that you sell or exchange.

You must provide your social security number or other taxpayer identification number to the funds along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the funds will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the funds. You may also consult the funds' statement of additional information for a more detailed discussion of qualified dividend income and other U.S. federal income tax considerations that may affect a fund and its shareowners.



--------------------------------------------------------------------------------
Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand each fund's financial performance since inception.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class B and Class C shares of each fund (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP, the funds' independent registered public accounting firm, whose report is included in the funds' annual report along with the funds' financial statements. The annual report is available upon request.

Conservative Allocation Fund

Class A

                                                 Year       Year       5/12/05 (a)
                                                 Ended      Ended         To
                                                7/31/07    7/31/06     7/31/05
----------------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.56    $  10.29    $ 10.00
                                                -------    --------    -------
Increase from investment operations:
  Net investment income (b)                     $  0.32    $   0.25    $  0.05
  Net realized and unrealized gain
    on investments                                 0.61        0.09       0.24
                                                -------    --------    -------
    Net increase from investment
     operations                                 $  0.93    $   0.34    $  0.29
                                                -------    --------    -------
Distributions to shareowners:
  Net investment income                         $ (0.19)   $  (0.06)   $     -
  Net realized gain                               (0.02)      (0.01)         -
                                                -------    --------    -------
Net increase in net asset value                 $  0.72    $   0.27    $  0.29
                                                -------    --------    -------
Net asset value, end of period                  $ 11.28    $  10.56    $ 10.29
                                                =======    ========    =======
Total return*                                      8.89%       3.33%      2.90%***
Ratio of net expenses to average
  net assets+++                                    0.78%       0.78%      0.78%**
Ratio of net investment income to
  average net assets+++                            2.90%       2.38%      2.26%**
Portfolio turnover rate                              15%         15%         9%
Net assets, end of period (in thousands)        $23,324    $  8,837    $   877
Ratios with no waiver of management fees
  and assumption of expenses by PIM
  and no reduction for fees paid indirectly:
  Net expenses                                     0.98%       2.12%     40.41%**
  Net investment income (loss)                     2.70%       1.04%    (37.37)%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                     0.78%       0.78%      0.78%**
  Net investment income                            2.90%       2.38%      2.26%**
----------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Financial highlights

Conservative Allocation Fund

Class B

                                                  Year       Year      5/12/05 (a)
                                                 Ended      Ended        To
                                                7/31/07    7/31/06     7/31/05
----------------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.44    $  10.28    $ 10.00
                                                -------    --------    -------
Increase from investment operations:
  Net investment income (b)                     $  0.21    $   0.15    $  0.03
  Net realized and unrealized gain
    on investments                                 0.63        0.08       0.25
                                                -------    --------    -------
    Net increase from investment
     operations                                 $  0.84    $   0.23    $ 0.28
                                                -------    -------     -------
Distributions to shareowners:
  Net investment income                         $ (0.16)   $  (0.06)   $     -
  Net realized gain                               (0.02)      (0.01)         -
                                                -------    --------    -------
Net increase in net asset value                 $  0.66    $   0.16    $  0.28
                                                -------    --------    -------
Net asset value, end of period                  $ 11.10    $  10.44    $ 10.28
                                                =======    ========    =======
Total return*                                      8.09%       2.26%      2.80%***
Ratio of net expenses to average
  net assets+++                                    1.69%       1.68%      1.68%**
Ratio of net investment income to
  average net assets+++                            1.91%       1.49%      1.23%**
Portfolio turnover rate                              15%         15%         9%
Net assets, end of period (in thousands)       $  4,729    $  2,830    $   221
Ratios with no waivers of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                     1.91%       3.08%     38.96%**
  Net investment income (loss)                     1.69%       0.09%    (36.05)%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                     1.68%       1.68%      1.68%**
  Net investment income                            1.92%       1.49%      1.23%**
----------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Conservative Allocation Fund

Class C

                                                 Year       Year       5/12/05 (a)
                                                 Ended      Ended        To
                                                7/31/07    7/31/06     7/31/05
----------------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.44    $  10.26    $ 10.00
                                                -------    --------    -------
Increase from investment operations:
  Net investment income (b)                     $  0.21    $   0.15    $  0.03
  Net realized and unrealized gain
    on investments                                 0.62        0.10       0.23
                                                -------    --------    -------
    Net increase from investment
     operations                                 $  0.83    $   0.25    $  0.26
                                                -------    --------    -------
Distributions to shareowners:
  Net investment income                         $ (0.16)   $  (0.06)   $     -
  Net realized gain                               (0.02)      (0.01)         -
                                                -------    --------    -------
Net increase in net asset value                 $  0.65    $   0.18    $  0.26
                                                -------    --------    -------
Net asset value, end of period                  $ 11.09    $  10.44    $ 10.26
                                                =======    ========    =======
Total return*                                      8.00%       2.46%      2.60%***
Ratio of net expenses to average
  net assets+++                                    1.68%       1.68%      1.68%**
Ratio of net investment income to
  average net assets+++                            1.92%       1.48%      1.17%**
Portfolio turnover rate                              15%         15%         9%
Net assets, end of period (in thousands)        $ 9,814    $  5,201    $   679
Ratios with no waivers of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                     1.76%       2.80%     45.38%**
  Net investment income (loss)                     1.84%       0.36%    (42.53)%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                     1.68%       1.68%      1.68%**
  Net investment income                            1.92%       1.48%      1.17%**
----------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Financial highlights

Moderate Allocation Fund

Class A

                                                 Year       Year       8/9/04 (a)
                                                 Ended      Ended        To
                                                7/31/07    7/31/06     7/31/05
----------------------------------------------------------------------------------
Net asset value, beginning of period            $ 11.39    $  11.15    $ 10.00
                                                -------    --------    -------
Increase from investment operations:
  Net investment income (b)                     $  0.21    $   0.16    $  0.15
  Net realized and unrealized gain
    on investments                                 1.21        0.38       1.27
                                                -------    --------    -------
    Net increase from investment
     operations                                 $  1.42    $   0.54    $  1.42
                                                -------    --------    -------
Distributions to shareowners:
  Net investment income                         $ (0.28)   $  (0.06)   $ (0.04)
  Net realized gain                               (0.03)      (0.24)     (0.23)
                                                -------    --------    -------
Net increase in net asset value                 $  1.11    $   0.24    $  1.15
                                                -------    --------    -------
Net asset value, end of period                  $ 12.50    $  11.39    $ 11.15
                                                =======    ========    =======
Total return*                                     12.58%       4.98%     14.37%***
Ratio of net expenses to average
  net assets+++                                    0.65%       0.63%      0.77%**
Ratio of net investment income to
  average net assets+++                            1.75%       1.40%      1.37%**
Portfolio turnover rate                              19%         52%        19%
Net assets, end of period (in thousands)        $165,090   $148,495    $ 32,893
Ratios with no waivers of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                     0.65%       0.63%      1.26%**
  Net investment income                            1.75%       1.40%      0.88%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                     0.65%       0.63%      0.77%**
  Net investment income                            1.75%       1.40%      1.37%**
----------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Moderate Allocation Fund

Class B

                                                  Year       Year      8/9/04 (a)
                                                 Ended      Ended        To
                                                7/31/07    7/31/06     7/31/05
----------------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.92    $  10.77    $ 10.00
                                                -------    --------    -------
Increase from investment operations:
  Net investment income (b)                     $  0.11    $   0.06    $  0.02
  Net realized and unrealized gain
    on investments                                 1.16        0.36       0.98
                                                -------    --------    -------
    Net increase from investment
     operations                                 $  1.27    $   0.42    $  1.00
                                                -------    --------    -------
Distributions to shareowners:
  Net investment income                         $ (0.19)   $  (0.03)   $     -
  Net realized gain                               (0.03)      (0.24)     (0.23)
                                                -------    --------    -------
Net increase in net asset value                 $  1.05    $   0.15    $  0.77
                                                -------    --------    -------
Net asset value, end of period                  $ 11.97    $  10.92    $ 10.77
                                                =======    ========    =======
Total return*                                     11.70%       4.00%     10.11%***
Ratio of net expenses to average
  net assets+++                                    1.50%       1.51%      1.67%**
Ratio of net investment income to
  average net assets+++                            0.91%       0.51%      0.16%**
Portfolio turnover rate                              19%         52%        19%
Net assets, end of period (in thousands)        $60,796    $ 55,053    $ 9,781
Ratios with no waivers of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                     1.50%       1.51%      2.08%**
  Net investment income (loss)                     0.91%       0.51%     (0.25)%**
Ratios with waivers of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                     1.49%       1.51%      1.67%**
  Net investment income                            0.92%       0.51%      0.16%**
----------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Financial highlights

Moderate Allocation Fund

Class C

                                                  Year       Year      8/9/04 (a)
                                                 Ended      Ended        To
                                                7/31/07    7/31/06     7/31/05
----------------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.85    $  10.68    $ 10.00
                                                -------    --------    -------
Increase from investment operations:
  Net investment income (b)                     $  0.12    $   0.07    $  0.05
  Net realized and unrealized gain
    on investments                                 1.15        0.35       0.87
                                                -------    --------    -------
    Net increase from investment
     operations                                 $  1.27    $   0.42    $  0.92
                                                -------    --------    -------
Distributions to shareowners:
  Net investment income                         $ (0.21)   $  (0.01)   $ (0.01)
  Net realized gain                               (0.03)      (0.24)     (0.23)
                                                -------    --------    -------
Net increase in net asset value                 $  1.03    $   0.17    $  0.68
                                                -------    --------    -------
Net asset value, end of period                  $ 11.88    $  10.85    $ 10.68
                                                =======    ========    -------
Total return*                                     11.83%       4.06%      9.32%***
Ratio of net expenses to average
  net assets+++                                    1.39%       1.42%      1.67%**
Ratio of net investment income to
  average net assets+++                            1.03%       0.60%      0.44%**
Portfolio turnover rate                              19%         52%        19%
Net assets, end of period (in thousands)        $47,405    $32,416     $15,223
Ratios with no waivers of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                     1.39%       1.42%      2.03%**
  Net investment income                            1.03%       0.60%      0.08%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                     1.38%       1.42%      1.67%**
  Net investment income                            1.04%       0.60%      0.44%**
----------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Growth Allocation Fund

Class A

                                                 Year       Year       8/9/04 (a)
                                                 Ended      Ended        To
                                                7/31/07    7/31/06     7/31/05
------------------------------------------------------------------------------------
Net asset value, beginning of period            $  12.04   $  11.50    $ 10.00
                                                --------   --------    -------
Increase from investment operations:
  Net investment income (b)                     $   0.15   $   0.09    $  0.08
  Net realized and unrealized gain
    on investments                                  1.61       0.63       1.70
                                                --------   --------    -------
    Net increase from investment
     operations                                 $   1.76   $   0.72    $  1.78
                                                --------   --------    -------
Distributions to shareowners:
  Net investment income                         $  (0.23)  $  (0.05)   $ (0.03)
  Net realized gain                                (0.10)     (0.13)     (0.25)
                                                --------   --------    -------
Net increase in net asset value                 $   1.43   $   0.54    $  1.50
                                                --------   --------    -------
Net asset value, end of period                  $  13.47   $  12.04    $ 11.50
                                                ========   ========    =======
Total return*                                      14.73%      6.29%     17.96%***
Ratio of net expenses to average
  net assets+++                                     0.72%      0.74%      0.81%**
Ratio of net investment income to
  average net assets+++                             1.09%      0.74%      0.69%**
Portfolio turnover rate                               11%        27%         2%
Net assets, end of period (in thousands)        $157,453   $116,161    $31,212
Ratios with no waivers of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                      0.72%      0.74%      1.42%**
  Net investment income                             1.09%      0.74%      0.08%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                      0.71%      0.74%      0.81%**
  Net investment income                             1.10%      0.74%      0.69%**
------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Financial highlights

Growth Allocation Fund

Class B

                                                  Year      Year       8/9/04 (a)
                                                 Ended      Ended        To
                                                7/31/07    7/31/06     7/31/05
--------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 10.93    $  10.50    $ 10.00
                                                -------    --------    -------
Increase (decrease) from investment
  operations:
  Net investment income (loss) (b)              $  0.03    $  (0.01)   $  0.01
  Net realized and unrealized gain
    on investments                                 1.45        0.59       0.74
                                                -------    --------    -------
    Net increase from investment
     operations                                 $  1.48    $   0.58    $  0.75
                                                -------    --------    -------
Distributions to shareowners:
  Net investment income                         $ (0.14)   $  (0.02)   $     -
  Net realized gain                               (0.10)      (0.13)     (0.25)
                                                -------    --------    -------
Net increase in net asset value                 $  1.24    $   0.43    $  0.50
                                                -------    --------    -------
Net asset value, end of period                  $ 12.17    $  10.93    $ 10.50
                                                =======    ========    =======
Total return*                                     13.67%       5.53%      7.59%***
Ratio of net expenses to average
  net assets+++                                    1.58%       1.57%      1.71%**
Ratio of net investment income (loss)
  to average net assets+++                         0.23%      (0.08)%     0.05%**
Portfolio turnover rate                              11%         27%         2%
Net assets, end of period (in thousands)        $76,095    $ 61,373    $10,219
Ratios with no waivers of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                     1.60%       1.62%      2.27%**
  Net investment income (loss)                     0.21%      (0.13)%    (0.51)%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                     1.57%       1.57%      1.71%**
  Net investment income (loss)                     0.24%      (0.08)%     0.05%**
--------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Growth Allocation Fund

Class C

                                                  Year       Year      8/9/04 (a)
                                                 Ended      Ended        To
                                                7/31/07    7/31/06     7/31/05
----------------------------------------------------------------------------------
Net asset value, beginning of period            $ 11.58    $  11.10    $ 10.00
                                                -------    --------    -------
Increase (decrease) from investment
  operations:
  Net investment income (loss) (b)              $  0.05    $      -    $ (0.01)
  Net realized and unrealized gain
    on investments                                 1.53        0.61       1.37
                                                -------    --------    -------
    Net increase from investment
     operations                                 $  1.58    $   0.61    $  1.36
                                                -------    --------    -------
Distributions to shareowners:
  Net investment income                         $ (0.16)   $      -    $ (0.01)
  Net realized gain                               (0.10)      (0.13)     (0.25)
                                                -------    --------    -------
Net increase in net asset value                 $  1.32    $   0.48    $  1.10
                                                -------    --------    -------
Net asset value, end of period                  $ 12.90    $  11.58    $ 11.10
                                                =======    ========    =======
Total return*                                     13.75%       5.51%     13.67%***
Ratio of net expenses to average
  net assets+++                                    1.44%       1.46%      1.71%**
Ratio of net investment income (loss)
  to average net assets+++                         0.37%       0.02%     (0.07)%**
Portfolio turnover rate                              11%         27%         2%
Net assets, end of period (in thousands)        $52,861    $ 33,315    $14,874
Ratios with no waivers of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                     1.44%       1.46%      2.13%**
  Net investment income (loss)                     0.37%       0.02%     (0.49)%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                     1.43%       1.46%      1.71%**
  Net investment income (loss)                     0.38%       0.02%     (0.07)%**
----------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Financial highlights

Aggressive Allocation Fund

Class A

                                                 Year        Year      8/9/04 (a)
                                                 Ended      Ended        To
                                                7/31/07    7/31/06     7/31/05
----------------------------------------------------------------------------------
Net asset value, beginning of period            $  12.39   $  11.82    $ 10.00
                                                --------   --------    -------
Increase from investment operations:
  Net investment income (b)                     $   0.06   $   0.01    $     -
  Net realized and unrealized gain
    on investments                                  1.97       0.85       2.14
                                                --------   --------    --------
    Net increase from investment
     operations                                 $   2.03   $   0.86    $  2.14
                                                --------   --------    -------
Distributions to shareowners:
  Net investment income                         $  (0.16)  $  (0.02)   $     -
  Net realized gain                                (0.06)     (0.27)     (0.27)
Return of capital                                      -          -      (0.05)
                                                --------   --------    -------
Net increase in net asset value                 $   1.81    $  0.57    $  1.82
                                                --------   --------    -------
Net asset value, end of period                  $  14.20    $ 12.39    $ 11.82
                                                ========   ========    =======
Total return*                                      16.41%      7.30%     21.57%***
Ratio of net expenses to average
  net assets+++                                     0.82%      0.82%      0.86%**
Ratio of net investment income (loss)
  to average net assets+++                          0.44%      0.10%     (0.04)%**
Portfolio turnover rate                               18%        51%         3%
Net assets, end of period (in thousands)        $114,054   $ 84,775    $20,689
Ratios with no waivers of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                      0.82%      0.82%      2.14%**
  Net investment income (loss)                      0.44%      0.10%     (1.31)%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                      0.81%      0.82%      0.86%**
  Net investment income (loss)                      0.45%      0.10%     (0.04)%**
----------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Aggressive Allocation Fund

Class B

                                                 Year       Year       8/9/04 (a)
                                                 Ended      Ended        To
                                                7/31/07    7/31/06     7/31/05
----------------------------------------------------------------------------------
Net asset value, beginning of period            $ 11.84    $  11.39    $ 10.00
                                                -------    --------    -------
Increase (decrease) from investment
  operations:
  Net investment loss (b)                       $ (0.05)   $  (0.08)   $ (0.03)
  Net realized and unrealized gain
    on investments                                 1.88        0.80       1.72
                                                -------    --------    -------
    Net increase from investment
     operations                                 $  1.83    $   0.72    $  1.69
                                                -------    --------    -------
Distributions to shareowners:
  Net investment income                         $ (0.06)   $      -    $     -
  Net realized gain                               (0.06)      (0.27)     (0.27)
Return of capital                                     -           -      (0.03)
                                                -------    --------    --------
Net increase in net asset value                 $  1.71    $   0.45    $  1.39
                                                -------    --------    --------
Net asset value, end of period                  $ 13.55    $  11.84    $ 11.39
                                                =======    ========    =======
Total return*                                     15.49%       6.36%     17.02%***
Ratio of net expenses to average
  net assets+++                                    1.66%       1.64%      1.76%**
Ratio of net investment loss to
  average net assets+++                           (0.39)%     (0.70)%    (0.26)%**
Portfolio turnover rate                              18%         51%         3%
Net assets, end of period (in thousands)        $37,749    $ 30,382    $ 5,845
Ratios with no waivers of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                     1.69%       1.69%      2.81%**
  Net investment loss                             (0.42)%     (0.75)%    (1.31)%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                     1.64%       1.64%      1.76%**
  Net investment loss                             (0.38)%     (0.70)%    (0.26)%**
----------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Financial highlights

Aggressive Allocation Fund

Class C

                                                 Year       Year       8/9/04 (a)
                                                 Ended      Ended        To
                                                7/31/07    7/31/06     7/31/05
----------------------------------------------------------------------------------
Net asset value, beginning of period            $ 12.00    $  11.54    $ 10.00
                                                -------    --------    -------
Increase (decrease) from investment
  operations:
  Net investment loss (b)                       $ (0.03)   $  (0.08)   $ (0.04)
  Net realized and unrealized gain
    on investments                                 1.90        0.81       1.88
                                                -------    --------    -------
    Net increase from investment
     operations                                 $  1.87    $   0.73    $  1.84
                                                -------    --------    -------
Distributions to shareowners:
  Net investment income                         $ (0.08)   $      -    $     -
  Net realized gain                               (0.06)      (0.27)     (0.27)
Return of capital                                    -            -      (0.03)
                                                -------    --------    -------
Net increase in net asset value                 $  1.73    $   0.46    $  1.54
                                                -------    --------    --------
Net asset value, end of period                  $ 13.73    $ 12.00     $ 11.54
                                                =======    ========    =======
Total return*                                     15.63%       6.37%     18.52%***
Ratio of net expenses to average
  net assets+++                                    1.52%       1.56%      1.76%**
Ratio of net investment loss to
  average net assets+++                           (0.26)%     (0.64)%    (0.39)%**
Portfolio turnover rate                              18%         51%         3%
Net assets, end of period (in thousands)        $23,584    $ 15,524    $ 7,144
Ratios with no waivers of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                     1.52%       1.56%      2.74%**
  Net investment loss                             (0.26)%     (0.64)%    (1.37)%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                     1.52%       1.56%      1.76%**
  Net investment loss                             (0.26)%     (0.64)%    (0.39)%**
----------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Appendix A

Information about the underlying funds
The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and statement of additional information for each underlying fund is available on the Securities and Exchange Commission's website as well as on our website at www.pioneerinvestments.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

Appendix A

The underlying funds that invest primarily in equity securities are:

Pioneer Fund

Investment objective
Reasonable income and capital growth.

Principal investment strategies
The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

Investment Adviser
Pioneer

Pioneer Growth Shares

Investment objective
Appreciation of capital.

Principal investment strategies
The fund invests primarily in equity securities of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 30% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

Investment Adviser
Pioneer

Pioneer Independence Fund

Investment objective
Capital growth.

Principal investment strategies
The fund invests at least 80% of its assets in equity securities. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including up to 10% of its assets in the securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities.

Investment Adviser
Pioneer

Pioneer Research Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, from investment purposes) in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, rights and warrants.

Investment Adviser
Pioneer

Appendix A

Pioneer Growth Leaders Fund

Investment objective
Long term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depositary receipts on stocks, convertible debt securities, warrants and rights. The fund offers a broad investment program for the equity portion of an investor's portfolio, with an emphasis on mid and large capitalization issuers traded in the U.S. However, the fund may invest in issuers of any capitalization.

Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Large Cap Growth Fund

Investment objective
Capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher than $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights and equity investments in real estate investment trusts (REITs).

Investment Adviser
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer AmPac Growth Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:

o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)
o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.


For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Value Fund

Investment objective
Reasonable income and capital growth.

Principal investment strategies
The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund primarily invests in securities of U.S. issuers. The fund may invest up to 25% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in securities of emerging markets issuers.

Investment Adviser
Pioneer

Appendix A

Pioneer Cullen Value Fund

Investment objective
Capital appreciation. Current income is a secondary objective.

Principal investment strategies
The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 10% of the fund's total assets may be invested in securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment Adviser
Pioneer (adviser); Cullen Capital Management LLC (subadviser)

Pioneer Mid Cap Growth Fund

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes with market conditions and the composition of the index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.


Investment Adviser

Pioneer

Appendix A

Pioneer Mid Cap Value Fund

Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.


Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market conditions and the composition of the index. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.


The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

Investment Adviser

Pioneer

Pioneer Small and Mid Cap Growth Fund

Investment objective
Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


There is no minimum percentage of assets which must be invested in either small-cap or mid-cap issuers and the fund has the flexibility to invest substantially in either small or mid-cap issuers when the fund's subadviser believes such focus is warranted.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Appendix A

Pioneer Oak Ridge Small Cap Growth Fund

Investment objective
Capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies.

Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer Small Cap Value Fund

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser
Pioneer

Appendix A

Pioneer International Equity Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 20% of its net assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser
Pioneer

Pioneer International Value Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.


For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.


Investment Adviser
Pioneer

Appendix A

Pioneer Europe Select Equity Fund

Investment objective
Long term growth of capital.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.


Equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.


Investment Adviser

Pioneer

Pioneer Emerging Markets Fund

Investment objective
Long-term growth of capital.

Principal investment strategies
The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers, i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers.


For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.


Investment Adviser
Pioneer

Pioneer Real Estate Shares

Investment objective
Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights and preferred stocks.


REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.


Investment Adviser

Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)

Appendix A

Pioneer Growth Opportunities Fund

Investment objective
Growth of capital.

Principal investment strategies
The fund invests primarily in equity securities of companies that Pioneer considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The fund may invest a significant portion of its assets in equity securities of small companies.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging markets issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment adviser

Pioneer


Pioneer Equity Income Fund

Investment objective
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.

Investment Adviser
Pioneer

The underlying funds that invest primarily in debt securities are:

Pioneer Government Income Fund

Investment objective
Current income as is consistent with preservation of capital.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, and repurchase agreements and "when-issued" commitments with respect to these securities.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Securities in which the fund may invest include:

o U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities greater than 10 years)
o Obligations issued by or guaranteed as to principal and interest by the U.S. Treasury and certain agencies and instrumentalities of the U.S. government, such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration (FHA) debentures, for which the U.S. Treasury unconditionally guarantees payment of principal and interest
o Obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury
o Obligations of the Private Export Funding Corporation (PEFCO), which may be guaranteed by the Export-Import Bank of the U.S. (Exim Bank), an agency of the U.S.
o Obligations of government sponsored entities that do not have any form of credit support from the U.S. government, including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA), Federal Home Loan Banks (FHLBs), Federal Farm Credit Banks (FFCB) and the Tennessee Valley Authority (TVA)


Government sponsored entities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks, the Private Export Funding Corporation, the Federal Farm Credit Banks and the Tennessee Valley Authority, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

Appendix A


The fund's investments may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.


Investment adviser
Pioneer

Pioneer High Yield Fund

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

Investment Adviser
Pioneer

Pioneer Global High Yield Fund

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

Investment Adviser
Pioneer

Pioneer Bond Fund

Investment objective
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.

Principal investment strategies
The fund invests primarily in:

o debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
o debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,
o cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Appendix A


U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:

o the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
o the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (FNMA);
o    the limited authority of the issuer to borrow from the U.S. Treasury; or
o    only the credit of the issuer.


In addition, the fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer.


The fund may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers.


Investment Adviser

Pioneer


Pioneer Strategic Income Fund

Investment objective
A high level of current income.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer allocates the fund's investments among the following three segments of the debt markets:

o    Below investment grade (high yield) securities of U.S. and non-U.S. issuers
o    Investment grade securities of U.S. issuers
o    Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The fund invests primarily in:

o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt
o    Mortgage-backed and asset-backed securities

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.


Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.


Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

Investment Adviser

Pioneer

Appendix A

Pioneer Short Term Income Fund

Investment objective
A high level of current income to the extent consistent with a relatively high level of stability of principal.

Principal investment strategies
The fund invests primarily in:

o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

o Debt securities, including convertible debt, of U.S. and non-U.S. issuers and commercial paper
o    Mortgage-backed and asset-backed securities of U.S. and non-U.S. issuers
o    Short-term money market instruments of U.S. and non-U.S. issuers

Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as proceeds, not yet received, from the sale of the fund's portfolio investments. The fund will normally maintain a dollar-weighted average portfolio maturity of no more than three years.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in debt securities of emerging market issuers.


Investment Adviser
Pioneer

Pioneer Cash Reserves Fund

Investment objective
High current income, preservation of capital and liquidity through investments in high-quality short-term securities.

Principal investment strategies
The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:

o    U.S. and foreign banks
o    U.S. and foreign corporate issuers
o    The U.S. government and its agencies and instrumentalities
o    Foreign governments
o    Multinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

Investment Adviser

Pioneer

                                     Notes

Pioneer
Ibbotson Asset Allocation Series

You can obtain more free information about each fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Each fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com.

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about each fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the funds. It is incorporated by reference into this prospectus.

Visit our website
www.pioneerinvestments.com

You can also review and copy each fund's and each underlying fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-21569)


[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   20162-00-1106
                                        (C) 2007 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                          Member SIPC

PIONEER
--------------------------------------------------------------------------------
IBBOTSON ASSET ALLOCATION SERIES

     Pioneer Ibbotson Conservative Allocation Fund
     Pioneer Ibbotson Moderate Allocation Fund
     Pioneer Ibbotson Growth Allocation Fund
     Pioneer Ibbotson Aggressive Allocation Fund

                              Prospectus

                              December 1, 2007

                              Class Y Shares

                              Contents
                              ------------------------------------------------

                              Overview ......................................  1
                                      Basic information about the funds .....  3
                                      Conservative Allocation Fund ..........  3
                                      Moderate Allocation Fund .............. 13
                                      Growth Allocation Fund ................ 23
                                      Aggressive Allocation Fund ............ 33
                                      Asset allocation process .............. 43
                                      Management ............................ 45
                              Buying, exchanging and selling shares ......... 48
                              Dividends, capital gains and taxes ............ 66
                              Financial highlights .......................... 68


                              Neither the Securities and Exchange Commission nor
                              any state securities agency has approved or
                              disapproved the funds' shares or determined
[Logo]PIONEER                 whether this prospectus is accurate or complete.
      Investments(R)          Any representation to the contrary is a crime.

--------------------------------------------------------------------------------
An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Contact your investment professional to discuss how a fund fits into your portfolio.
--------------------------------------------------------------------------------

Overview

Pioneer Ibbotson Asset Allocation Series includes four funds, each of which seeks to achieve its investment objective by investing in other funds ("underlying funds") and using asset allocation strategies to allocate its assets among the underlying funds rather than direct positions in securities. Each fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in a fund entails more direct and indirect expenses than a direct investment in the underlying funds. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.


The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described in this prospectus at the discretion of Pioneer without prior notice to or approval of shareholders.

The following is a general guide regarding the anticipated allocation of assets of each of the funds between broad asset classes. Pioneer Investment Management, Inc., the funds' investment adviser, may change these allocation ranges from time to time without the approval of or notice to shareholders.


The fixed income allocation includes each fund's investments in cash, cash equivalents, or money market funds.

                                              Investment Strategies/Asset
                                                         Class
                                                        Targets
                                              ----------------------------
                                                 Equity       Fixed Income
                             Investment           Fund            Fund
Fund                         Objective         Allocation      Allocation
--------------------------------------------------------------------------------
Pioneer                 Long-term               20-40%          60-80%
Ibbotson                capital growth and
Conservative            current income.
Allocation Fund
--------------------------------------------------------------------------------
Pioneer                 Long-term               50-70%          30-50%
Ibbotson                capital growth and
Moderate                current income.
Allocation Fund
--------------------------------------------------------------------------------
Pioneer                 Long-term               70-100%         0-30%
Ibbotson                capital growth and
Growth                  current income.
Allocation Fund
--------------------------------------------------------------------------------
Pioneer                 Long-term               85-100%         0-15%
Ibbotson Aggressive     capital growth.
Allocation Fund
--------------------------------------------------------------------------------

Overview

Asset allocation process
Pioneer allocates each fund's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.

Pioneer has engaged Ibbotson Associates Advisors, LLC to act as subadviser to each fund and allocate, subject to Pioneer's supervision, each fund's assets among the underlying funds. For a further discussion of the allocation process employed by Ibbotson see "Asset allocation process."


As of the date of this prospectus, the funds invest solely in other Pioneer funds. Under an exemptive order issued to Pioneer by the Securities and Exchange Commission and recently adopted rules, the funds may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. Accordingly, Pioneer and Ibbotson may add funds that are not managed by Pioneer to the list of potential underlying funds in the future. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of a fund's investments.

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

Investment objective
Long-term capital growth and current income.

Principal investment strategies

The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.

Because this is a conservative allocation fund, the fund's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets between asset classes in the following ranges.


The fixed income fund allocation includes the fund's investments in cash, cash equivalents, or in money market funds.

                                                     Equity       Fixed Income
                                                      Fund            Fund
                                                   Allocation      Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund        20-40%          60-80%
--------------------------------------------------------------------------------

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.

                                           Percentage
                                            of Fund
Fund Name                                   Holdings
-----------------------------------------------------
Pioneer Fund                                 0-30%
Pioneer Independence Fund                    0-30%
Pioneer Research Fund                        0-30%
Pioneer Growth Leaders Fund                  0-30%
Pioneer Growth Shares Fund                   0-30%
Pioneer Oak Ridge Large Cap Growth Fund      0-30%
Pioneer AmPac Growth Fund                    0-30%
Pioneer Value Fund                           0-30%
Pioneer Cullen Value Fund                    0-30%
Pioneer Mid Cap Growth Fund                  0-30%
Pioneer Mid Cap Value Fund                   0-30%
Pioneer Small and Mid Cap Growth Fund        0-30%
Pioneer Oak Ridge Small Cap Growth Fund      0-30%
Pioneer Small Cap Value Fund                 0-30%
Pioneer International Equity Fund            0-30%
Pioneer International Value Fund             0-30%
Pioneer Europe Select Equity Fund            0-30%
Pioneer Emerging Markets Fund                0-30%
Pioneer Real Estate Shares                   0-30%
Pioneer Growth Opportunities Fund            0-30%
Pioneer Equity Income Fund                   0-30%
Pioneer Government Income Fund               0-30%
Pioneer High Yield Fund                      0-30%
Pioneer Global High Yield Fund               0-30%
Pioneer Bond Fund                            0-30%
Pioneer Strategic Income Fund                0-30%
Pioneer Short Term Income Fund               0-30%
Pioneer Cash Reserves Fund                   0-30%

Principal risks of investing in the fund
You could lose money on an investment in the fund or the fund may not perform as well as other investment options.

Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:
o    The stock market goes down (this risk may be greater in the short term)
o The fund's equity investments do not have the growth potential or value characteristics originally expected
o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:
o Interest rates go up causing the value of the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying asset declines. This is known as credit risk

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o    Have more limited product lines and capital resources
o    Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o    Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes

o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o    Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o    Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, or cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o    As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.


Even a small investment in derivatives can have a significant impact on a fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the year-by-year performance of the fund's Class Y shares.

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Annual return Class Y shares (%)
(Year ended December 31)

'06                      7.07


The highest calendar quarterly return was 2.91% (09/30/2006 to 12/31/2006)

The lowest calendar quarterly return was -.47% (03/31/2006 to 06/30/2006)

At September 30, 2007, the year-to-date return was 5.86%.

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

Comparison with the Standard & Poor's 500 Stock Index and the Lehman Brothers Aggregate Bond Index
The table shows the average annual total returns for Class Y shares of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Stock Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur expenses. The table:
o    Assumes that you sell your shares at the end of the period
o    Assumes that you reinvest all of your dividends and distributions

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

Average annual total return (%)
(for periods ended December 31)


                                                                       Since  Inception
                                                          1 Year   Inception       Date
                                                        -------------------------------
Class Y                                                                        5/12/05
Return before taxes                                        7.07       7.23
---------------------------------------------------------------------------------------
Return after taxes on distributions                        6.48       6.74
---------------------------------------------------------------------------------------
Return after taxes on distribution and sale of shares      4.69       5.92
---------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index
(reflects no deduction for taxes)                         15.78      13.75
---------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for taxes)                          4.33       3.01
---------------------------------------------------------------------------------------



# Inception date of the fund's Class A shares. Class Y shares commenced operations on October 5, 2005.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees

paid directly from your investment                                    Class Y
-------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares                         None
-------------------------------------------------------------------------------
Maximum deferred sales charge (load) when you sell shares               None
-------------------------------------------------------------------------------


Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets                     Class Y
-------------------------------------------------------------------------------
Management Fee                                                   0.17%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                             0.00%
-------------------------------------------------------------------------------
Other Expenses                                                   0.77%
-------------------------------------------------------------------------------
Estimated Average exp ratio of underlying Funds                  0.60%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.54%
-------------------------------------------------------------------------------
Fee Waiver and Expense Limitation                                0.00%
-------------------------------------------------------------------------------
Net Expense                                                      1.54%
-------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's total operating expenses remain the same and e) the expenses of the underlying funds are reflected.

Although your actual costs may be higher or lower, under these assumptions your costs would be:



                                     Number of years you own your shares
                           ----------------------------------------------------
                             1             3              5             10
-------------------------------------------------------------------------------
Class Y Shares             $157          $486           $839          $1,834
-------------------------------------------------------------------------------


1 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

Basic information about
Pioneer Ibbotson Conservative Allocation Fund


2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.


3 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Basic information about
Pioneer Ibbotson Moderate Allocation Fund

Investment objective
Long-term capital growth and current income.

Principal investment strategies
The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.


Because this is a moderate allocation fund, the fund's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets between asset classes in the following ranges.


The fixed income fund allocation includes the fund's investments in cash, cash equivalents, or in money market funds.

                                                 Equity       Fixed Income
                                                  Fund            Fund
                                               Allocation      Allocation
-------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund        50-70%          30-50%
-------------------------------------------------------------------------------

Basic information about
Pioneer Ibbotson Moderate Allocation Fund

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.


                                           Percentage
                                            of Fund
Fund Name                                   Holdings
-----------------------------------------------------
Pioneer Fund                                 0-30%
Pioneer Independence Fund                    0-30%
Pioneer Growth Shares Fund                   0-30%
Pioneer Research Fund                        0-30%
Pioneer Oak Ridge Large Cap Growth Fund      0-30%
Pioneer AmPac Growth Fund                    0-30%
Pioneer Value Fund                           0-30%
Pioneer Cullen Value Fund                    0-30%
Pioneer Mid Cap Growth Fund                  0-30%
Pioneer Mid Cap Value Fund                   0-30%
Pioneer Small and Mid Cap Growth Fund        0-30%
Pioneer Small Cap Value Fund                 0-30%
Pioneer International Equity Fund            0-30%
Pioneer Europe Select Equity Fund            0-30%
Pioneer Emerging Markets Fund                0-30%
Pioneer Real Estate Shares                   0-30%
Pioneer Growth Opportunities Fund            0-30%
Pioneer Equity Income Fund                   0-30%
Pioneer Government Income Fund               0-30%
Pioneer High Yield Fund                      0-30%
Pioneer Global High Yield Fund               0-30%
Pioneer Bond Fund                            0-30%
Pioneer Strategic Income Fund                0-30%
Pioneer Short Term Income Fund               0-30%
Pioneer Cash Reserves Fund                   0-30%


Principal risks of investing in the fund
You could lose money on an investment in the fund or the fund may not perform as well as other investment options.

Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:
o    The stock market goes down (this risk may be greater in the short term)
o The fund's equity investments do not have the growth potential or value characteristics originally expected
o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

Basic information about
Pioneer Ibbotson Moderate Allocation Fund

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:
o Interest rates go up causing the value of the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying asset declines. This is known as credit risk

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o    Have more limited product lines and capital resources
o    Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o    Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments

o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o    Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o    Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Basic information about
Pioneer Ibbotson Moderate Allocation Fund

Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year or, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o    As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.


Even a small investment in derivatives can have a significant impact on a fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the year-by-year performance of the fund's Class Y shares.

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Annual return Class Y shares (%)
(Year ended December 31)

'05                      6.51
'06                     11.20

The highest calendar quarterly return was 4.90% (09/30/2006 to 12/31/2006)

The lowest calendar quarterly return was -1.38% (03/31/2006 to 06/30/2006)

At September 30, 2007, the year-to-date return was 8.04%.

Basic information about
Pioneer Ibbotson Moderate Allocation Fund

Comparison with the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index
The table shows the average annual total returns for Class Y shares of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur expenses. The table:
o    Assumes that you sell your shares at the end of the period
o    Assumes that you reinvest all of your dividends and distributions

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

Average annual total return (%)
(for periods ended December 31, 2006)

                                                                         Since  Inception
                                                            1 Year   Inception       Date#
                                                        ---------- ----------- ----------
Class Y                                                                           8/9/04
Return before taxes                                         11.20      11.92
-----------------------------------------------------------------------------------------
Return after taxes on distributions                         10.32      11.12
-----------------------------------------------------------------------------------------
Return after taxes on distribution and sale of shares        7.49       9.97
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Index
(reflects no deduction for taxes)                           15.78      13.40
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for taxes)                            4.33       3.43
-----------------------------------------------------------------------------------------

# Inception date of the fund's Class A shares. Class Y shares commenced operations on September 23, 2005.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees

paid directly from your investment                                     Class Y
--------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares                         None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) when you sell shares               None
--------------------------------------------------------------------------------


Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets                     Class Y
--------------------------------------------------------------------------------
Management Fee                                                   0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                             0.00%
--------------------------------------------------------------------------------
Other Expenses                                                   0.16%
--------------------------------------------------------------------------------
Estimated Average exp ratio of underlying Funds                  0.72%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.05%
--------------------------------------------------------------------------------
Fee Waiver and Expense Limitation                                0.00%
--------------------------------------------------------------------------------
Net Expense                                                      1.05%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's total operating expenses remain the same and e) the expenses of the underlying funds are reflected.

Although your actual costs may be higher or lower, under these assumptions your costs would be:



                                     Number of years you own your shares
                            ----------------------------------------------------
                              1              3              5              10
--------------------------------------------------------------------------------
Class Y Shares              $107           $334           $579          $1,283
--------------------------------------------------------------------------------


1 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

Basic information about
Pioneer Ibbotson Moderate Allocation Fund


2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.


3 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Basic information about
Pioneer Ibbotson Growth Allocation Fund

Investment objective
Long-term capital growth and current income.

Principal investment strategies
The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.


Because this is a moderate growth allocation fund, the fund's assets will be invested in equity and fixed income funds, although a small portion will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets between asset classes in the following ranges.


The fixed income fund allocation includes the fund's investments in cash, cash equivalents, or in money market funds.

                                               Equity       Fixed Income
                                                Fund            Fund
                                             Allocation      Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund        70-100%         0-30%
--------------------------------------------------------------------------------

Basic information about
Pioneer Ibbotson Growth Allocation Fund

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.

                                           Percentage
                                            of Fund
Fund Name                                   Holdings
-----------------------------------------------------
Pioneer Fund                                 0-30%
Pioneer Independence Fund                    0-30%
Pioneer Growth Shares Fund                   0-30%
Pioneer Research Fund                        0-30%
Pioneer Oak Ridge Large Cap Growth Fund      0-30%
Pioneer AmPac Growth Fund                    0-30%
Pioneer Value Fund                           0-30%
Pioneer Cullen Value Fund                    0-30%
Pioneer Mid Cap Growth Fund                  0-30%
Pioneer Mid Cap Value Fund                   0-30%
Pioneer Small and Mid Cap Growth Fund        0-30%
Pioneer Small Cap Value Fund                 0-30%
Pioneer International Equity Fund            0-30%
Pioneer Europe Select Equity Fund            0-30%
Pioneer Emerging Markets Fund                0-30%
Pioneer Real Estate Shares                   0-30%
Pioneer Growth Opportunities Fund            0-30%
Pioneer Equity Income Fund                   0-30%
Pioneer Government Income Fund               0-30%
Pioneer High Yield Fund                      0-30%
Pioneer Global High Yield Fund               0-30%
Pioneer Bond Fund                            0-30%
Pioneer Strategic Income Fund                0-30%
Pioneer Short Term Income Fund               0-30%
Pioneer Cash Reserves Fund                   0-30%

Principal risks of investing in the fund
You could lose money on an investment in the fund or the fund may not perform as well as other investment options.

Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:
o    The stock market goes down (this risk may be greater in the short term)
o The fund's equity investments do not have the growth potential or value characteristics originally expected
o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

Basic information about
Pioneer Ibbotson Growth Allocation Fund

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:
o Interest rates go up causing the value of the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying asset declines. This is known as credit risk

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o    Have more limited product lines and capital resources
o    Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o    Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments

o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o    Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o    Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Basic information about
Pioneer Ibbotson Growth Allocation Fund

Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year or, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o    As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.


Even a small investment in derivatives can have a significant impact on a fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the year-by-year performance of the fund's Class Y shares.

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Annual return Class Y shares (%)
(Year ended December 31)

'05                        8.38
'06                       13.51

The highest calendar quarterly return was 5.94% (09/30/2006 to 12/31/2006)

The lowest calendar quarterly return was -1.78% (03/31/2006 to 06/30/2006)

At September 30, 2007, the year-to-date return was 9.18%.

Basic information about
Pioneer Ibbotson Growth Allocation Fund

Comparison with the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index
The table shows the average annual total returns for Class Y shares of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur expenses. The table:
o    Assumes that you sell your shares at the end of the period
o    Assumes that you reinvest all of your dividends and distributions

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

Average annual total return (%)
(for periods ended December 31, 2006)

                                                                         Since  Inception
                                                            1 Year   Inception      Date#
                                                        ---------- ----------- ----------
Class Y                                                                           8/9/04
Return before taxes                                         13.51      14.76
-----------------------------------------------------------------------------------------
Return after taxes on distributions                         12.81      14.14
-----------------------------------------------------------------------------------------
Return after taxes on distribution and sale of shares        9.17      12.55
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Index
(reflects no deduction for taxes)                           15.78      13.40
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for taxes)                            4.33       3.43
-----------------------------------------------------------------------------------------

# Inception date of the fund's Class A shares. Class Y shares commenced operations on September 23, 2005.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees
paid directly from your investment                                     Class Y
--------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares                         None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) when you sell shares               None
--------------------------------------------------------------------------------


Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets                          Class Y
--------------------------------------------------------------------------------
Management Fee                                                        0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                  0.00%
--------------------------------------------------------------------------------
Other Expenses                                                        0.23%
--------------------------------------------------------------------------------
Estimated Average exp ratio of underlying Funds                       0.77%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                  1.17%
--------------------------------------------------------------------------------
Fee Waiver and Expense Limitation                                     0.00%
--------------------------------------------------------------------------------
Net Expense                                                           1.17%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's total operating expenses remain the same and e) the expenses of the underlying funds are reflected.

Although your actual costs may be higher or lower, under these assumptions your costs would be:



                                    Number of years you own your shares
                          ------------------------------------------------------
                            1             3             5            10
--------------------------------------------------------------------------------
Class Y Shares            $119          $372          $644         $1,420
--------------------------------------------------------------------------------


1 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

Basic information about
Pioneer Ibbotson Growth Allocation Fund


2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.


3 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund

Investment objective
Long-term capital growth.

Principal investment strategies
The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.

Because this is an aggressive allocation fund, the majority of the fund's assets will be invested in equity funds, although a portion of its assets will be invested in bond funds and cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets among asset classes in the following ranges.

The fixed income fund allocation includes the fund's investments in cash, cash equivalents, or in money market funds.

                                                   Equity       Fixed Income
                                                    Fund            Fund
                                                 Allocation      Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund        85-100%         0-15%
--------------------------------------------------------------------------------

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.

                                           Percentage
                                            of Fund
Fund Name                                   Holdings
-----------------------------------------------------
Pioneer Fund                                 0-30%
Pioneer Independence Fund                    0-30%
Pioneer Growth Shares Fund                   0-30%
Pioneer Research Fund                        0-30%
Pioneer Oak Ridge Large Cap Growth Fund      0-30%
Pioneer AmPac Growth Fund                    0-30%
Pioneer Value Fund                           0-30%
Pioneer Cullen Value Fund                    0-30%
Pioneer Mid Cap Growth Fund                  0-30%
Pioneer Mid Cap Value Fund                   0-30%
Pioneer Small and Mid Cap Growth Fund        0-30%
Pioneer Small Cap Value Fund                 0-30%
Pioneer International Equity Fund            0-30%
Pioneer Europe Select Equity Fund            0-30%
Pioneer Emerging Markets Fund                0-30%
Pioneer Real Estate Shares                   0-30%
Pioneer Growth Opportunities Fund            0-30%
Pioneer Equity Income Fund                   0-30%
Pioneer Government Income Fund               0-15%
Pioneer High Yield Fund                      0-15%
Pioneer Global High Yield Fund               0-15%
Pioneer Bond Fund                            0-15%
Pioneer Strategic Income Fund                0-15%
Pioneer Short Term Income Fund               0-15%
Pioneer Cash Reserves Fund                   0-15%

Principal risks of investing in the fund
You could lose money on an investment in the fund or the fund may not perform as well as other investment options.

Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:
o    The stock market goes down (this risk may be greater in the short term)
o The fund's equity investments do not have the growth potential or value characteristics originally expected
o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:
o Interest rates go up causing the value of the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying asset declines. This is known as credit risk

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o    Have more limited product lines and capital resources
o    Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o    Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments

o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o    Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o    Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund

Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year or, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o    As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.


Even a small investment in derivatives can have a significant impact on a fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance
The chart shows the year-by-year performance of the fund's Class Y shares.

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

[THE FOLLOWING IS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Annual return Class Y shares (%)
(Year ended December 31)

'05                      9.65
'06                     14.85

The highest calendar quarterly return was 7.03% (09/30/2006 to 12/31/2006)

The lowest calendar quarterly return was -2.66% (03/31/2006 to 06/30/2006)

At September 30, 2007, the year-to-date return was 10.46%.

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund

Comparison with the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index
The table shows the average annual total returns for Class Y shares of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur expenses. The table:
o    Assumes that you sell your shares at the end of the period
o    Assumes that you reinvest all of your dividends and distributions

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

Average annual total return (%)
(for periods ended December 31, 2006)

                                                                         Since  Inception
                                                            1 Year   Inception       Date#
-----------------------------------------------------------------------------------------
Class Y                                                                           8/9/04
Return before taxes                                         14.85      17.07
-----------------------------------------------------------------------------------------
Return after taxes on distributions                         14.42      16.50
-----------------------------------------------------------------------------------------
Return after taxes on distribution and sale of shares        9.98      14.62
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Index
(reflects no deduction for taxes)                           15.78      13.40
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for taxes)                            4.33       3.43
-----------------------------------------------------------------------------------------

# Inception date of the fund's Class A shares. Class Y shares commenced operations on September 23, 2005.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees
paid directly from your investment                                  Class Y
--------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares                       None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) when you sell shares             None
--------------------------------------------------------------------------------


Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets                         Class Y
--------------------------------------------------------------------------------
Management Fee                                                       0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                 0.00%
--------------------------------------------------------------------------------
Other Expenses                                                       0.26%
--------------------------------------------------------------------------------
Estimated Average exp ratio of underlying Funds                      0.82%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 1.25%
--------------------------------------------------------------------------------
Fee Waiver and Expense Limitation                                    0.00%
--------------------------------------------------------------------------------
Net Expense                                                          1.25%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's total operating expenses remain the same and e) the expenses of the underlying funds are reflected.

Although your actual costs may be higher or lower, under these assumptions your costs would be:



                                     Number of years you own your shares
                            ----------------------------------------------------
                              1             3             5            10
--------------------------------------------------------------------------------
Class Y Shares              $127          $397          $686         $1,511
--------------------------------------------------------------------------------


1 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund


2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.


3 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Asset allocation process

Pioneer allocates each fund's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.

Pioneer has engaged Ibbotson to act as subadviser to each fund and allocate, subject to Pioneer's supervision, each fund's assets among the underlying funds. Ibbotson uses a two-step asset allocation process:

First, Ibbotson seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different market sectors. The goal of this process is to identify a combination of investments in different market sectors that is expected to maximize return for a given level of risk or minimize risk for a given level of return.

Having determined the allocation of the fund's assets among the asset classes, Ibbotson then invests the assets allocated to a particular sector among underlying funds that invest in that sector. Pioneer and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making allocation decisions. Ibbotson's analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, asset performance, regression and attribution analyses, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given each fund's risk profile. When considering equity funds, Ibbotson focuses on the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When considering bond funds, Ibbotson's primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Based on the target allocations, a fund will invest the proceeds from the sale of its shares, reinvested dividends from the underlying funds and other income, and redeem investments in the underlying funds to provide the cash necessary to satisfy redemption requests for fund shares. However, the portion of each fund's net assets represented by an underlying fund or asset class could differ substantially over time from the target allocation as the underlying funds' asset values change due to market movements and portfolio management decisions.

Periodically, Ibbotson will re-evaluate each fund's target asset allocation and may recommend the rebalancing of a fund's assets among asset classes and

Asset allocation process

underlying funds to reflect changes in the target allocations or to reallocate the fund's holdings to match the target allocation. Each fund may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of a Fund's portfolio holdings, or as an adjustment to an underlying fund's target allocation based on Ibbotson's view of the fund's characteristics and other allocation criteria.


As of the date of this prospectus, the funds invest solely in other Pioneer funds. Under an exemptive order issued to Pioneer by the Securities and Exchange Commission and recently adopted rules, the funds may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. Accordingly, Pioneer and Ibbotson may add funds that are not managed by Pioneer to the list of potential underlying funds in the future. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of a fund's investments.

Management

Pioneer, the funds' investment adviser,
oversees the funds' operations and supervises the funds' subadviser, which is responsible for the day-to-day management of each funds' portfolio.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2007, assets under management were approximately $321 billion worldwide, including over $83 billion in assets under management by Pioneer.

Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the funds' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the funds without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order or would provide greater flexibility than the order, Pioneer and the funds intend to rely on such rule to permit Pioneer, subject to the approval of the funds' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the funds without shareholder approval.


Investment subadviser

Ibbotson Associates Advisors, LLC (Ibbotson) is the subadviser to each fund and allocates, subject to Pioneer's supervision, each fund's assets among asset classes and among the underlying funds. As of September 30, 2007, Ibbotson had approximately $18 billion in assets under management. Ibbotson is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601. Ibbotson is a registered investment adviser and wholly owned subsidiary of Ibbotson Associates, Inc., which in turn is a wholly owned subsidiary of Morningstar, Inc.


Portfolio management
Day-to-day management of each fund's portfolio is the responsibility of portfolio managers and members of Ibbotson's Investment Committee headed by Peng Chen. Peng Chen, Ph.D., the president and chief investment officer at Ibbotson, conducts research projects on asset allocation, portfolio risk measurement,

Management

nontraditional assets, and global financial markets. Dr. Chen joined Ibbotson in 1997. Scott Wentsel, vice president and senior portfolio manager, manages the investment management team. Mr. Wentsel is also responsible for directing the firm's investment management services which includes oversight of its consulting, fund-of-funds, and plan sponsor consulting business lines. Prior to joining Ibbotson in 2005, Mr. Wentsel was an executive director with Morgan Stanley where he worked primarily on Van Kampen Investments' asset management business. Mr. Wentsel has over 20 years of investment industry experience. Brian Huckstep, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification, and manager due diligence. Prior to joining Ibbotson in 2005, Mr. Huckstep was Director of Data Acquisition at Morningstar for two years. Mr. Huckstep also spent nine years at Northern Trust in product manager and analyst roles for institutional custody clients. Alexander E. Kaye, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification and manager due diligence. Prior to joining Ibbotson in 2004, Mr. Kaye was an account manager at UBS Global Asset Management, where he managed client relationships for subadvisory and institutional clients.

The funds' statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the funds.

Management fee

Each fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the funds.


Pioneer's annual fee is equal to


Net Assets                Annual Fee
--------------------------------------------------------------------------------
Up to $2.5 billion        0.13% on investments in underlying funds managed by
                          Pioneer (and cash); and 0.17% on other investments
--------------------------------------------------------------------------------
Over $2.5 billion and     0.11% on investments in underlying funds managed by
up to $4 billion          Pioneer (and cash); and 0.14% on other investments
--------------------------------------------------------------------------------
Over $4 billion and       0.10% on investments in underlying funds managed by
up to $5.5 billion        Pioneer (and cash); and 0.12% on other investments
--------------------------------------------------------------------------------
Over $5.5 billion and     0.08% on investments in underlying funds managed by
up to $7 billion          Pioneer (and cash); and 0.10% on other investments
--------------------------------------------------------------------------------
Over $7 billion           0.08% on investments in underlying funds managed by
                          Pioneer (and cash); and 0.09% on other investments
--------------------------------------------------------------------------------

Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets. The fee is accrued daily and paid monthly. Pioneer, and not the funds, pays a portion of the fee it receives from the funds to Ibbotson as compensation for Ibbotson's services to a fund.


A discussion regarding the basis for the Board of Trustees' approval of the management contract will be available in the funds' semiannual report to shareholders, for the period ending January 31, 2008.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the funds' distributor. Pioneer Investment Management Shareholder Services, Inc. is the funds' transfer agent. Each fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Disclosure of portfolio holdings
The funds' policies and procedures with respect to disclosure of the funds' portfolio securities are described in the statement of additional information.

Buying, exchanging and selling shares

Net asset value


Each fund's net asset value is the value of its portfolio of securities plus any other assets minus its accrued operating expenses and other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


Each fund values the shares of the underlying funds at their published net asset value.


Each fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a fund uses fair value methods to value its securities. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value pricing. Fair value pricing of securities is done pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, a fund relies upon securities prices provided by pricing services.

Each fund uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by a fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing rather than market prices. Each fund uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that a fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

You buy or sell Class Y shares at the share price.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

Distribution of Class Y shares
The distributor incurs the expenses of distributing the funds' Class Y shares, none of which are reimbursed by a fund or the Class Y shareowners. Distribution expenses include fees paid to broker-dealers which have sales agreements with the distributor and other parties, advertising expenses and the cost of printing and mailing prospectuses to potential investors.

Additional payments to financial intermediaries
Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial

Buying, exchanging and selling shares

intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. Although an intermediary may receive additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the funds.

Opening your account

If you are an individual or other non-institutional investor, open your Class Y share account by completing an account application and sending it to the transfer agent by mail or by fax. If you are any other type of investor, please call the transfer agent to obtain a Class Y share account application and an account number.

If you invest in a fund through investment professionals or other financial intermediaries, including wrap programs and similar programs, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by a fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55150
Boston, Massachusetts 02205-5150
Telephone 1-800-665-8839

Telephone transaction privileges
If your account is registered in your name, you can exchange or sell Class Y shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

Buying, exchanging and selling shares

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The funds may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

--------------------------------------------------------------------------------
By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-665-8839 between 9:00 a.m. and 5:30 p.m. Eastern time on any weekday that the New York Stock Exchange is open.
--------------------------------------------------------------------------------

General rules on buying, exchanging and selling your fund shares

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by a fund. The broker-dealer is responsible for transmitting your order to a fund in a timely manner.

--------------------------------------------------------------------------------
Good order means that:
o    You have provided adequate instructions
o    There are no outstanding claims against your account
o    There are no transaction limitations on your account
o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o    Your request includes a signature guarantee if you:
     -    Are selling over $100,000 worth of shares and
     - Want the sale proceeds sent to an address other than your bank account of record or
     - Want the sale proceeds to be made payable to someone other than the account's record owners or
     - The account registration, address of record or bank account of record has changed within the last 30 days
     -    Are selling or exchanging over $5 million worth of shares
     - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Transaction limitations
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."

Buying
You can buy Class Y shares at net asset value per share. Each fund does not impose any initial, contingent deferred or asset based sales charge on Class Y shares. The distributor may reject any order until it has confirmed it in writing and received payment.

Buying, exchanging and selling shares

You may use securities you own to purchase shares of a fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If a fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

Minimum investment amount
Your initial Class Y share investment must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The funds may waive the initial investment amount.

Waivers of the minimum investment amount
The funds will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker/dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f)  The investment is made by another Pioneer fund

Each fund reserves the right to waive the initial investment minimum in other circumstances.

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the funds to identify you.

The funds may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Exchanging
You may exchange your Class Y shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. Each fund allows you to exchange your Class Y shares at net asset value without charging you either an initial or contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Buying, exchanging and selling shares

Selling
Your Class Y shares will be sold at net asset value per share next calculated after a fund or its authorized agent, such as broker-dealers, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

The funds generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently purchased the shares being sold, a fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

--------------------------------------------------------------------------------
Other requirements
If you must use a written request to exchange or sell your Class Y shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------

Buying shares

In writing, by mail
You can purchase Class Y shares by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

If you are registering an account in the name of a corporation or other fiduciary, you must send your completed account set-up forms to the transfer agent prior to making your initial purchase.

By wire
If you have an existing Class Y account, you may wire funds to purchase Class Y shares. Note, however, that:
o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o    Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:
Receiving Bank:          State Street Bank and Trust Company
                         225 Franklin Street
                         Boston, MA 02101
                         ABA Routing No. 011000028

For further credit to:   Shareholder Name
                         Existing Pioneer Account No.
                         Ibbotson Asset Allocation Series

Through your investment firm
Consult your investment professional for more information.

Buying, exchanging and selling shares

Exchanging shares

In writing, by mail or by fax
You can exchange Class Y shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $5 million. Include in your letter:
o    The name and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $5 million
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o    The dollar amount or number of Class Y shares you are exchanging

By phone
After you establish your Class Y account, you can exchange fund shares by phone if:
o You are using the exchange to establish a new account, provided the new account has a registration identical to the original account
o    The fund into which you are exchanging offers Class Y shares
o You are not exchanging more than $5 million worth of shares per account per day
o    You can provide the proper account identification information

Through your investment firm
Consult your investment professional for more information about exchanging your shares.

Selling shares


In writing, by mail or by fax
You can sell some or all of your Class Y shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the dollar amount or number of Class Y shares to be sold and any other applicable requirements as described below.
o The transfer agent will send the sale proceeds to your address of record unless you provide other instructions
o    Your request must be signed by all registered owners
o The transfer agent will not process your request until it is received in good order

By fax
o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

By phone or wire
o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

Through your investment firm
Consult your investment professional for more information. Each fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. Each fund reserves the right to terminate this procedure at any time.

Buying, exchanging and selling shares

How to contact us

By phone
For information or to request a telephone transaction between 9:00 a.m. and 5:30 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-665-8839

To use FactFone(SM) call
1-800-225-4321

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55150
Boston, Massachusetts 02205-5150

Pioneer website
www.pioneerinvestments.com

By fax
Fax your exchange and sale requests to:
1-888-294-4485

Excessive trading
Frequent trading into and out of a fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs.
An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. Since certain funds may invest a significant portion of their assets in junk bonds, these funds may be more susceptible to such strategies. However, the policies and procedures outlined below to detect excessive trading activity were determined by the Board to be appropriate. Each fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

Each fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a fund may be adversely affected. Because certain funds invest a significant portion of their portfolios in securities that are fair valued, this risk may be greater for those funds. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our

Buying, exchanging and selling shares


ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.


The funds may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The funds may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that a fund believes are requested on behalf of market timers. Each fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The funds may impose further restrictions on trading activities by market timers in the future. Each fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

Account options

Distribution options
Each fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount instead of sending a check. Additional shares will be purchased at the then current net asset value.

Shareowner services

Pioneer website
www.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o    Your current account information
o    Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
o    A copy of Pioneer's privacy notice

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o    Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o    Request account statements

Buying, exchanging and selling shares

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM to obtain account information.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
Early each year, the funds will mail you information about the tax status of the dividends and distributions paid to you by the funds.

Privacy
Each fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The funds will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o    Requesting certain types of exchanges or sales of fund shares
o    Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The funds may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Minimum account size
Each fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access
You may have difficulty contacting the funds by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center accordingly. If you are unable to access pioneerinvestments.com or reach the funds by telephone, you should communicate with the funds in writing.

Share certificates
Each fund does not offer share certificates. Shares are electronically recorded.

Other policies
Each fund and the distributor reserve the right to:
o    reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Each fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

Each fund reserves the right to:
o    stop offering Class Y shares

o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities

o redeem in kind by delivering to you portfolio securities owned by a fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash
o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
Each fund generally pays any distributions of net short- and long-term capital gains in December.

Each fund generally pays dividends from any net investment income in December.

Each fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a fund shortly before a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

Taxes

You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the funds, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from a fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates depending upon their source and other factors. Distributions from a fund's net short-term capital gains are taxable as ordinary income. Other dividends are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2010, if so designated by a fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market. To the extent that a fund pays dividends attributable to income received by it from underlying fixed income funds, those dividends generally will not qualify for taxation as "qualified dividend income".

When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds and the tax basis for the shares that you sell or exchange.

You must provide your social security number or other taxpayer identification number to the funds along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the funds will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the funds. You may also consult the funds' statement of additional information for a more detailed discussion of qualified dividend income and other U.S. federal income tax considerations that may affect a fund and its shareowners.

--------------------------------------------------------------------------------
Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand each fund's financial performance since inception.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class Y shares of each fund (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP, the funds' independent registered public accounting firm, whose report is included in the funds' annual report along with the funds' financial statements. The annual report is available upon request.

Class Y shares

                                                   Conservative Allocation Fund
                                                  ------------------------------
                                                       Year       10/5/05 (a)
                                                      Ended            to
                                                     7/31/07        7/31/06
--------------------------------------------------------------------------------
Net asset value, beginning of period                $  10.57        $ 10.32
                                                    --------        -------
Increase from investment operations:
  Net investment income (b)                         $   0.29        $  0.16
  Net realized and unrealized gain
   on investments                                       0.65           0.16
                                                    --------        -------
   Net increase from investment operations           $  0.94        $  0.32
                                                    --------        -------
Distributions to shareowners:
  Net investment income                             $  (0.19)       $ (0.06)
  Net realized gain                                   ( 0.02)         (0.01)
                                                    --------        -------
Net increase in net asset value                     $   0.73        $  0.25
                                                    --------        -------
Net asset value, end of period                      $  11.30        $ 10.57
                                                    --------        -------
Total return*                                           8.91%          3.13%***
Ratio of net expenses to average net assets+++          0.90%          1.23%**
Ratio of net investment income to average
  net assets+++                                         2.64%          1.96%**
Portfolio turnover rate                                   15%            15%
Net assets, end of period (in thousands)            $     11        $    10
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                          0.90%          2.19%**
  Net investment income                                 2.64%          0.98%**
Ratios with waivers of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
  Net expenses                                          0.88%          1.23%**
  Net investment income                                 2.66%          1.96%**
--------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Financial highlights

Class Y shares

                                                     Moderate Allocation Fund
                                                   -----------------------------
                                                       Year        9/23/05 (a)
                                                      Ended            to
                                                     7/31/07        7/31/06
--------------------------------------------------------------------------------
Net asset value, beginning of period               $   11.43        $ 11.18
                                                   ---------        --------
Increase from investment operations:
  Net investment income (b)                        $    0.26        $  0.17
  Net realized and unrealized gain
   on investments                                       1.21           0.40
                                                   ---------        --------
   Net increase from investment operations         $    1.47        $  0.57
                                                   ---------        --------
Distributions to shareowners:
  Net investment income                            $   (0.32)       $ (0.08)
  Net realized gain                                    (0.03)         (0.24)
                                                   ---------        --------
Net increase in net asset value                    $    1.12        $  0.25
                                                   ---------        --------
Net asset value, end of period                     $   12.55        $ 11.43
                                                   ---------        --------
Total return*                                          12.98%          5.19%***
Ratio of net expenses to average net assets+++          0.29%          0.28%**
Ratio of net investment income to average
  net assets+++                                         2.09%          1.79%**
Portfolio turnover rate                                   19%            52%
Net assets, end of period (in thousands)           $  24,046        $27,792
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                          0.29%          0.28%**
  Net investment income                                 2.09%          1.79%**
Ratios with waivers of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                          0.29%          0.28%
  Net investment income                                 2.09%          1.79%
--------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Class Y shares

                                                      Growth Allocation Fund
                                                   -----------------------------
                                                       Year        9/23/05 (a)
                                                      Ended           to
                                                     7/31/07        7/31/06
--------------------------------------------------------------------------------
Net asset value, beginning of period                $  12.13        $ 11.54
                                                    --------        -------
Increase from investment operations:
  Net investment income (b)                         $   0.19        $  0.13
  Net realized and unrealized gain
   on investments                                       1.60           0.65
                                                    --------        -------
   Net increase from investment operations          $   1.79        $  0.78
                                                    --------        -------
Distributions to shareowners:
  Net investment income                             $  (0.27)       $ (0.06)
  Net realized gain                                    (0.10)         (0.13)
                                                    --------        --------
Net increase in net asset value                     $   1.42        $  0.59
                                                    --------        --------
Net asset value, end of period                      $  13.55        $ 12.13
                                                    --------        --------
Total return*                                          14.87%          6.84%***
Ratio of net expenses to average net assets+++          0.36%          0.32%**
Ratio of net investment income to average
  net assets+++                                         1.40%          1.23%**
Portfolio turnover rate                                   11%            27%
Net assets, end of period (in thousands)            $  2,956        $ 3,068
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                          0.36%          0.32%**
  Net investment income                                 1.40%          1.23%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                          0.36%          0.32%**
  Net investment income                                 1.40%          1.23%**
--------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Financial highlights

Class Y shares

                                                    Aggressive Allocation Fund
                                                   -----------------------------
                                                       Year         9/23/05 (a)
                                                      Ended             to
                                                     7/31/07          7/31/06
--------------------------------------------------------------------------------
Net asset value, beginning of period                $  12.41        $ 11.87
                                                    --------        -------
Increase from investment operations:
  Net investment income (b)                         $   0.14        $  0.06
  Net realized and unrealized gain
   on investments                                       1.97           0.78
                                                    --------        -------
Net increase from investment operations             $   2.11        $  0.84
                                                    --------        -------
Distributions to shareowners:
  Net investment income                             $  (0.20)       $ (0.03)
  Net realized gain                                    (0.06)         (0.27)
                                                    --------        --------
Net increase in net asset value                     $   1.85        $  0.54
                                                    --------        -------
Net asset value, end of period                      $ 14.26         $ 12.41
                                                    --------        -------
Total return*                                          17.10%          7.13%***
Ratio of net expenses to average net assets+++          0.39%          0.37%**
Ratio of net investment income to average
  net assets+++                                         1.01%          0.63%**
Portfolio turnover rate                                   18%            51%
Net assets, end of period (in thousands)            $  3,171        $ 4,607
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                          0.39%          0.37%**
  Net investment income                                 1.01%          0.63%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                          0.39%          0.37%**
  Net investment income                                 1.01%          0.63%**
--------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Not Annualized.

Appendix A

Information about the underlying funds

The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and statement of additional information for each underlying fund is available on the Securities and Exchange Commission's website as well as on our website at www.pioneerinvestments.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

Appendix A

The underlying funds that invest primarily in equity securities are:

Pioneer Fund

Investment objective
Reasonable income and capital growth.

Principal investment strategies
The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

Investment Adviser
Pioneer

Pioneer Growth Shares

Investment objective
Appreciation of capital.

Principal investment strategies
The fund invests primarily in equity securities of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 30% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

Investment Adviser
Pioneer

Pioneer Independence Fund

Investment objective
Capital growth.

Principal investment strategies
The fund invests at least 80% of its assets in equity securities. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including up to 10% of its assets in the securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities.

Investment Adviser
Pioneer

Pioneer Research Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, from investment purposes) in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, rights and warrants.

Investment Adviser
Pioneer

Appendix A

Pioneer Growth Leaders Fund

Investment objective
Long term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depositary receipts on stocks, convertible debt securities, warrants and rights. The fund offers a broad investment program for the equity portion of an investor's portfolio, with an emphasis on mid and large capitalization issuers traded in the U.S. However, the fund may invest in issuers of any capitalization.

Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Large Cap Growth Fund

Investment objective
Capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher than $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights and equity investments in real estate investment trusts (REITs).

Investment Adviser
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer AmPac Growth Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:
o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)
o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.


For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Value Fund

Investment objective
Reasonable income and capital growth.

Principal investment strategies
The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Appendix A

The fund primarily invests in securities of U.S. issuers. The fund may invest up to 25% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in securities of emerging markets issuers.

Investment Adviser
Pioneer

Pioneer Cullen Value Fund

Investment objective
Capital appreciation. Current income is a secondary objective.

Principal investment strategies
The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 10% of the fund's total assets may be invested in securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment Adviser
Pioneer (adviser); Cullen Capital Management LLC (subadviser)

Pioneer Mid Cap Growth Fund

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes with market conditions and the composition of the index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.


Investment Adviser
Pioneer

Pioneer Mid Cap Value Fund

Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market conditions and the composition of the index. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and

Appendix A

convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.

The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

Investment Adviser
Pioneer

Pioneer Small and Mid Cap Growth Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

There is no minimum percentage of assets which must be invested in either small-cap or mid-cap issuers and the fund has the flexibility to invest substantially in either small or mid-cap issuers when the fund's subadviser believes such focus is warranted.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Small Cap Growth Fund

Investment objective
Capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies.

Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer Small Cap Value Fund

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the

Appendix A

fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser
Pioneer

Pioneer International Equity Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 20% of its net assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser
Pioneer

Pioneer International Value Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.


For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.


Investment Adviser
Pioneer

Appendix A

Pioneer Europe Select Equity Fund

Investment objective
Long term growth of capital.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.


Equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.


Investment Adviser
Pioneer

Pioneer Emerging Markets Fund


Investment objective

Long-term growth of capital.

Principal investment strategies
The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers, i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers.


For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.


Investment Adviser
Pioneer

Pioneer Real Estate Shares


Investment objective
Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights and preferred stocks.

REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.


Investment Adviser
Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)

Pioneer Growth Opportunities Fund

Investment objective
Growth of capital.

Principal investment strategies

The fund invests primarily in equity securities of companies that Pioneer considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.


The fund may invest a significant portion of its assets in equity securities of small companies.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging markets issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment adviser
Pioneer

Appendix A

Pioneer Equity Income Fund

Investment objective
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.

Investment Adviser

Pioneer

The underlying funds that invest primarily in debt securities are:

Pioneer Government Income Fund

Investment objective
Current income as is consistent with preservation of capital.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, and repurchase agreements and "when-issued" commitments with respect to these securities.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Securities in which the fund may invest include:
o U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities greater than 10 years)
o Obligations issued by or guaranteed as to principal and interest by the U.S. Treasury and certain agencies and instrumentalities of the U.S. government, such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration (FHA) debentures, for which the U.S. Treasury unconditionally guarantees payment of principal and interest
o Obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury
o Obligations of the Private Export Funding Corporation (PEFCO), which may be guaranteed by the Export-Import Bank of the U.S. (Exim Bank), an agency of the U.S.
o Obligations of government sponsored entities that do not have any form of credit support from the U.S. government, including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA), Federal Home Loan Banks (FHLBs), Federal Farm Credit Banks (FFCB) and the Tennessee Valley Authority (TVA)


Government sponsored entities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks, the Private Export Funding Corporation, the Federal Farm Credit Banks and the Tennessee Valley Authority, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

Appendix A


The fund's investments may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.


Investment adviser

Pioneer


Pioneer High Yield Fund

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

Investment Adviser

Pioneer

Pioneer Global High Yield Fund

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

Investment Adviser
Pioneer

Appendix A

Pioneer Bond Fund


Investment objective

To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.



Principal investment strategies

The fund invests primarily in:
o debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
o debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,
o cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.


Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities.


Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.


U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:
o the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
o the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (FNMA);
o    the limited authority of the issuer to borrow from the U.S. Treasury; or
o    only the credit of the issuer.

In addition, the fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer.

The fund may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers.


Investment Adviser
Pioneer

Pioneer Strategic Income Fund


Investment objective
A high level of current income.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer allocates the fund's investments among the following three segments of the debt markets:
o Below investment grade (high yield) securities of U.S. and non-U.S. issuers
o Investment grade securities of U.S. issuers
o Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The fund invests primarily in:
o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt
o    Mortgage-backed and asset-backed securities

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.


Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Appendix A

Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

Investment Adviser
Pioneer

Pioneer Short Term Income Fund

Investment objective
A high level of current income to the extent consistent with a relatively high level of stability of principal.

Principal investment strategies
The fund invests primarily in:
o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

o Debt securities, including convertible debt, of U.S. and non-U.S. issuers and commercial paper
o    Mortgage-backed and asset-backed securities of U.S. and non-U.S. issuers
o    Short-term money market instruments of U.S. and non-U.S. issuers

Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as proceeds, not yet received, from the sale of the fund's portfolio investments. The fund will normally maintain a dollar-weighted average portfolio maturity of no more than three years.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in debt securities of emerging market issuers.


Investment Adviser
Pioneer

Pioneer Cash Reserves Fund

Investment objective
High current income, preservation of capital and liquidity through investments in high-quality short-term securities.


Principal investment strategies
The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:
o    U.S. and foreign banks
o    U.S. and foreign corporate issuers
o    The U.S. government and its agencies and instrumentalities
o    Foreign governments
o    Multinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

Investment Adviser
Pioneer

                                      Notes

Pioneer
Ibbotson Asset Allocation Series

You can obtain more free information about each fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-665-8839.

Each fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com.

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about each fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the funds. It is incorporated by reference into this prospectus.

Visit our website
www.pioneerinvestments.com

You can also review and copy each fund's and each underlying fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-21569)


[Logo]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   xxxxx-xx-xxxx
                                        (C) 2007 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

                    PIONEER IBBOTSON ASSET ALLOCATION SERIES
                                  (the "trust")
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION


                 Class A, Class B, Class C and Class Y Shares of
                  Pioneer Ibbotson Conservative Allocation Fund

                    Pioneer Ibbotson Moderate Allocation Fund
                     Pioneer Ibbotson Growth Allocation Fund
                   Pioneer Ibbotson Aggressive Allocation Fund
                 (each, a "fund" and collectively, the "funds")


                                December 1, 2007

This statement of additional information is not a prospectus. It should be read in conjunction with the funds' Class A, Class B and Class C shares prospectus and Class Y shares prospectus, each dated December 1, 2007, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the funds at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of each prospectus from our website at www.pioneerinvestments.com. The funds' financial statements for the fiscal year ended July 31, 2007 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.


                               TABLE OF CONTENTS
                                                                           Page


1.  Trust
    History.................................................................. 2
2.  Investment Policies, Risks and Restrictions.............................. 2
3.  Trustees and Officers....................................................33
4.  Investment Adviser.......................................................42
5.  Principal Underwriter and Distribution Plans.............................47
6.  Shareholder Servicing/Transfer Agent.....................................51
7.  Custodian................................................................52
8.  Independent Registered Public Accounting Firm............................52
9.  Portfolio Management.....................................................52
10. Portfolio Transactions...................................................56
11. Description of Shares....................................................57
12. Sales Charges............................................................59
13. Redeeming Shares.........................................................65
14. Telephone and Online Transactions........................................67
15. Pricing of Shares........................................................68
16. Tax Status...............................................................69
17. Financial Statements.....................................................76
18. Annual Fee, Expense and Other Information................................77
19. Appendix A - Description of Short-Term Debt, Corporate Bond and
    Preferred Stock Ratings..................................................86
20. Appendix B - Proxy Voting Policies and Procedures........................91

1.   TRUST HISTORY

Each fund is a diversified series of Pioneer Ibbotson Asset Allocation Series (the "trust"), an open-end management investment company organized as a Delaware statutory trust on April 22, 2004.

2.   INVESTMENT POLICIES, RISKS AND RESTRICTIONS


The trust consists of the following four funds, each of which seeks to achieve its investment objective by investing in other funds ("underlying funds") and uses asset allocation strategies to allocate its assets among the underlying funds: Pioneer Ibbotson Conservative Allocation Fund, Pioneer Ibbotson Moderate Allocation Fund, Pioneer Ibbotson Growth Allocation Fund and Pioneer Ibbotson Aggressive Allocation Fund (each, a "fund" and collectively, the "funds"). The prospectuses present the investment objective and the principal investment strategies and risks of each fund. Each fund has adopted fundamental and non-fundamental investment restrictions as set forth in this statement of additional information. However, in general, references in Section 2 of this statement of additional information to a fund's investment techniques and associated risks also refer to the investment techniques and associated risks of the underlying funds and vice versa. Accordingly, a reference to an adviser in
Section 2 of this statement of additional information means Pioneer as the investment adviser for a fund, Ibbotson as a fund's subadviser or the adviser or any subadviser for the underlying funds, or all of them, as the context indicates. This section supplements the disclosure in the funds' prospectuses and provides additional information on the investment policies of the funds and each fund's fundamental investment restrictions. Restrictions or policies stated as a maximum percentage of a fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with a fund's restrictions and policies.


Debt Securities Rating Criteria


Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade,, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The minimum rating criteria of the underlying funds varies.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on an underlying fund's net asset value to the extent that it invests in such securities. In addition, an underlying fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on an underlying fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, an underlying fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating an underlying fund's net asset value.


Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.


Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

For purposes of an underlying fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the underlying fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the underlying fund's portfolio securities, the adviser will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.


Convertible Debt Securities

The underlying funds may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.


Short-Term Investments

For temporary defensive or cash management purposes, each underlying fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by the adviser to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.


Debt Obligations of Non-U.S. Governments


The underlying funds may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and an underlying fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.


A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


Eurodollar Instruments and Samurai and Yankee Bonds An underlying fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The underlying funds may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.


Risks of Non-U.S. Investments


Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which an underlying fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for an underlying fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which an underlying fund's operations require cash, such as in order to meet redemptions and to pay its expenses.


Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, an underlying fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit an underlying fund's investment in those markets and may increase the expenses of the underlying fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the underlying funds' operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of an underlying fund's investments and the availability to the underlying fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. An underlying fund's investment performance may be negatively affected by a devaluation of a currency in which the underlying fund's investments are quoted or denominated. Further, the underlying fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of an underlying fund to make intended securities purchases due to settlement problems could cause the underlying fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the underlying fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the underlying fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the underlying fund against loss or theft of its assets.

Withholding and Other Taxes. An underlying fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the underlying fund's investments in such countries. These taxes will reduce the return achieved by the underlying fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in Depositary Receipts

An underlying fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.


ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the underlying funds will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.


For purposes of each underlying fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The underlying funds may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the underlying funds invest in such unsponsored depositary receipts there may be an increased possibility that the underlying funds may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

U.S. Government Securities

U.S. government securities in which the underlying funds invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs;

(ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. Each underlying fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the underlying funds' distribution obligations, in which case the underlying fund will forgo the purchase of additional income producing assets with these underlying funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Municipal Obligations


Certain underlying funds may purchase municipal obligations when the adviser believes they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. Each underlying fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.


The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the underlying fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality.

There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.


Mortgage-Backed Securities

Certain underlying funds may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of an underlying fund's portfolio at the time the underlying fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the underlying fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the underlying fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities ("MBS"), including those that are issued by private issuers, the underlying fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike MBS issued or guaranteed by the U. S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the underlying fund purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the underlying fund's securities. Therefore, if there are defaults on the underlying mortgage loans, the underlying fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the underlying fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.


Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet an underlying fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations ("CMOs"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.


Stripped Mortgage-Backed Securities ("SMBS"). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The underlying funds invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of each underlying fund's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.


Certain underlying funds also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.


Risk Factors Associated with Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the underlying funds do not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, an underlying fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the underlying fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


Asset-Backed Securities

Certain underlying funds may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.


The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.

Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as the mortgage backed securities described above.

The underlying fund may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to an underlying fund investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and an underlying fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. An underlying fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Subordinated Securities

An underlying fund may also invest in other types of fixed income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Structured Securities

Certain underlying funds may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore may result in a loss of an underlying fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

When-Issued and Delayed Delivery Securities

Certain underlying funds may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the underlying fund prior to the actual delivery or payment by the other party to the transaction. The underlying fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The underlying fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the underlying fund's obligations. See "Asset Segregation."

Warrants and Stock Purchase Rights

Certain underlying funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

Certain underlying funds may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Investments in Equity Securities


Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by an underlying fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by an underlying fund.

Preferred Shares


Certain underlying funds may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the underlying fund's fixed income securities.


Illiquid Securities


Each underlying fund may invest up to 15% of its net assets (10% in the case of underlying funds that are money market funds) in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the adviser. The adviser determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, the adviser monitors the application of these guidelines and procedures. The inability of an underlying fund to dispose of illiquid investments readily or at reasonable prices could impair the underlying fund's ability to raise cash for redemptions or other purposes. If the underlying fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.


Real Estate Investment Trusts ("REITs")


REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code. of 1986, as amended (the "Code"). Each underlying fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the underlying fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

Other Investment Companies

Each fund invests substantially in other funds, allocating its assets among the underlying funds in lieu of direct investment in securities. The underlying funds also may invest in other funds pursuant to applicable requirements.


Each underlying fund may invest in the securities of other investment companies to the extent that such investments are consistent with the underlying fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, an underlying fund may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the underlying fund, (ii) 5% or more of the underlying fund's total assets being invested in any one investment company, or (iii) 10% or more of the underlying fund's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Pioneer underlying fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").


Each underlying fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the underlying fund's own operations.

Exchange Traded Funds


Subject to the limitations on investment in other investment companies, the underlying funds may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. Each fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of a fund's own operations.


Repurchase Agreements

Certain underlying funds may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the underlying fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the underlying fund's purchase price, with the difference being income to the underlying fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the underlying fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the underlying fund's custodian in a segregated, safekeeping account for the benefit of the underlying fund. Repurchase agreements afford the underlying fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the underlying fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the underlying fund has not perfected a security interest in the security, the underlying fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the underlying fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Reverse Repurchase Agreements

Reverse purchase agreements involve the sale of U.S. government securities to a bank with an agreement that an underlying fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the underlying fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the underlying fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the underlying fund that it is obligated to repurchase. The underlying fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize the risk associated with reverse repurchase agreements, the underlying fund will segregate assets in an amount at least equal to the repurchase price of the securities. The underlying fund will enter into reverse repurchase agreements only with banks that are approved in advance as being creditworthy by the Board of Trustees.

Short Sales Against the Box


Each underlying fund may sell securities "short against the box." A short sale involves the underlying fund borrowing securities from a broker and selling the borrowed securities. The underlying fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the underlying fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Each underlying fund intends to use short sales against the box to hedge. For example when the underlying fund believes that the price of a current portfolio security may decline, the underlying fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the underlying fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If an underlying fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the underlying fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the underlying fund may make short sales against the box.


Asset Segregation


The 1940 Act requires that the underlying funds segregate assets in connection with certain types of transactions that may have the effect of leveraging an underlying fund's portfolio. If an underlying fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Portfolio Turnover


Generally, underlying funds do not engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for an underlying fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the underlying fund and its shareholders. See "Annual Fee, Expense and Other Information" for each underlying fund's annual portfolio turnover rate.


Foreign Currency Transactions

Certain underlying funds may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. Certain underlying funds also have authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the underlying fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.


Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the underlying fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the underlying fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities are successful. The underlying fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the underlying fund to hedge against a devaluation that is so generally anticipated that the underlying fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Certain underlying funds may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to an underlying fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The underlying fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of an underlying fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the underlying fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the underlying fund's foreign assets.

While certain underlying funds will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While an underlying fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the underlying fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the underlying fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the underlying fund. Such imperfect correlation may cause the underlying fund to sustain losses which will prevent the underlying fund from achieving a complete hedge or expose the underlying fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the underlying funds of unrealized profits or force the underlying fund to cover its commitments for purchase or resale, if any, at the current market price.

If an underlying fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

Options on Foreign Currencies

Certain underlying funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, an underlying fund may purchase put options on the foreign currency. If the value of the currency declines, the underlying fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the underlying fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, an underlying fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the underlying fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities an underlying fund intends to acquire. As in the case of other types of options transactions, however, the benefit the underlying fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the underlying fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.


Certain underlying funds also may also write options on foreign currencies for hedging purposes. For example, if an underlying fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the underlying fund.


Similarly, an underlying fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the underlying fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the underlying fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the underlying fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by an underlying fund is "covered" if an underlying fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the underlying fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the underlying fund in cash or liquid securities. See "Asset Segregation."


An underlying fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the underlying fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the underlying fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the underlying fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

Certain underlying funds may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.


Certain underlying funds may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the underlying fund.

Options on Securities and Securities Indices

For hedging purposes or to seek to increase total return, each underlying fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The underlying fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Call and Put Options on Securities. A call option written by an underlying fund obligates the underlying fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the underlying fund are covered, which means that the underlying fund will own the securities subject to the options as long as the options are outstanding, or the underlying fund will use the other methods described below. The underlying fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the underlying fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by an underlying fund would obligate the underlying fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the underlying fund would be covered, which means that the underlying fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the underlying fund. However, in return for the option premium, the underlying fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by an underlying fund will also be considered to be covered to the extent that the underlying fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the underlying fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the underlying fund's net exposure on its written option position.

Writing Call and Put Options on Securities Indices. Each underlying fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

An underlying fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The underlying fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options. An underlying fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the underlying fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The underlying fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the underlying fund would realize either no gain or a loss on the purchase of the call option.


An underlying fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the underlying fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the underlying fund's securities. Put options may also be purchased by the underlying fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The underlying fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the underlying fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.


An underlying fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If an underlying fund is unable to effect a closing purchase transaction with respect to covered options it has written, the underlying fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the underlying fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


An underlying fund may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the underlying fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.


Transactions by an underlying fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the underlying fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between an underlying fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the underlying fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the underlying funds may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. Each underlying fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the underlying fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, each underlying fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, an underlying fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the underlying fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The underlying fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the underlying fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the underlying fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the underlying fund owns or proposes to acquire. Each underlying fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the underlying fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the underlying fund or securities with characteristics similar to those of the underlying fund's portfolio securities. Similarly, the underlying fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the adviser, there is a sufficient degree of correlation between price trends for an underlying fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the underlying fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the underlying fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the underlying fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the underlying fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the underlying fund's portfolio securities would be substantially offset by a decline in the value of the futures position.


On other occasions, an underlying fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the underlying fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give an underlying fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the underlying fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of an underlying fund's assets. By writing a call option, the underlying fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that an underlying fund intends to purchase. However, the underlying fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the underlying fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The underlying fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. An underlying fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.


Other Considerations. The underlying funds may engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

The underlying funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.


Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the underlying fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while an underlying fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the underlying fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the underlying fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

Lending of Portfolio Securities

Each underlying fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. Each underlying fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. An underlying fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. Each underlying fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the underlying fund's total assets.

Loan Participations


Underlying funds may invest in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, the underlying fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the underlying fund having a contractual relationship only with the lender not the borrower. An underlying fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer an underlying fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The secondary market for certain of these participations and for loans and other direct debt instruments (discussed below) is limited and, therefore, may be illiquid. Because there may be a limited market for these investments, the quoted price of these investments can be volatile.

Mortgage Dollar Rolls


Certain underlying funds may enter into mortgage "dollar rolls" in which an underlying fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the underlying fund loses the right to receive principal and interest paid on the securities sold. However, the underlying fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the underlying fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the underlying fund. The underlying fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, each underlying fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.


Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a underlying fund sells the security becomes insolvent, the underlying fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which the underlying fund is required to repurchase may be worth less than an instrument which the underlying fund originally held. Successful use of mortgage dollar rolls will depend upon Pioneer's ability to manage its interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Money Market Instruments


Each fund may invest in short-term money market instruments including commercial bank obligations and commercial paper. These instruments may be denominated in both U.S. and, to a limited extent, foreign currency. A fund's investment in commercial bank obligations include certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances. Obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

Each fund's investments in commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent a invests in master demand notes, these investments will be included in the fund's limitation on illiquid securities.


Investments in Initial Public Offerings


An underlying fund may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the underlying fund's investment performance. The underlying fund cannot assure that investments in initial public offerings will continue to be available to the underlying fund or, if available, will result in positive investment performance. In addition, as the underlying fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the underlying fund is likely to decrease.

Investments in Emerging Markets


Certain underlying funds may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. An underlying fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, an underlying fund may invest in unquoted securities, including securities of emerging market issuers.

Disclosure of Portfolio Holdings


The Board of Trustees has adopted policies and procedures relating to disclosure of each fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other funds and accounts that have substantially similar investment strategies, these policies and procedures only relate to the disclosure of portfolio information of registered management investment companies.

Generally, Pioneer will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish the fund's full portfolio holdings thirty (30) days after the end of each month. Such information shall be made available on the fund's website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding the fund's top ten holdings (including the percentage of the fund's assets represented by each security), the percentage breakdown of the fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). As of the date of this statement of additional information, Pioneer had not provided any fund's portfolio holdings information to any entity prior to the date such information was made public. The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the fund.

Compliance with a fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

Each fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the fund's custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the fund, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of the fund's portfolio holdings information.

In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of the fund's fiscal quarter.

Investment Restrictions

Fundamental Investment Restrictions

Each fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

Each fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that a fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, a fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed);
(b) borrow up to an additional 5% of the fund's assets for temporary purposes;
(c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, a fund's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

(3) Invest in real estate, except (a) that a fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) a fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that a fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.


(5) Invest in commodities or commodity contracts, except that a fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Act as an underwriter, except insofar as a fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(7) Concentrate 25% or more of its total assets in securities of companies in any particular industry or group of industries; however a fund may invest up to 100% of its total assets in securities of investment companies. As of the date of this statement of additional information, the funds relied on MSCI Global Industry Classification Standard (GICS) classifications. The funds' policy does not apply to investments in U.S. government securities.

(8) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, a fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if


         (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

For purposes of investment restriction (2) above, mortgage dollar rolls accounted for as financings involve the sale by a fund of a mortgage-backed security to a financial institution and an agreement by a fund to repurchase the security at a later date at a price agreed upon at the time of the sale to provide cash for short-term purposes such as to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

Non-Fundamental Investment Restrictions

The following restrictions have been designated as non-fundamental and may be changed by a vote of the trust's Board of Trustees without approval of shareholders. Each fund may not:

(1) Invest more than 25% of its total assets in one or more funds that have a stated policy of concentrating in securities of companies in any single industry or group of industries.

(2) Engage in mortgaging, hypothecating or pledging of its assets except in connection with any borrowing permitted under fundamental investment restriction
(2); thus a fund's borrowings involving mortgaging, hypothecating or pledging of its assets will not exceed 33 1/3% of its total assets (including the amount borrowed), notwithstanding any temporary borrowings not in excess of 5% of its total assets.

(3) Purchase securities on margin.

(4) Invest in companies for the purposes of exercising control or management.

3. TRUSTEES AND OFFICERS


The trust's Board of Trustees provides broad supervision over the funds' affairs. The officers of the trust are responsible for the trust's operations. The trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees (except Mr. Bock) serves as a trustee of each of the 81 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 80 of the 81 Pioneer Funds. The address for all Trustees and all officers of the trust is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------------------------------------------------
                                       Term of Office
Name, Age and       Position Held      and Length of      Principal Occupation During Past   Other Directorships Held by
Address             With the Trust     Service            Five Years                         this Trustee
--------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
--------------------------------------------------------------------------------------------------------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     None
Jr. (81)*           Board, Trustee     2004. Serves       of Pioneer Global Asset
                    and President      until a            Management S.p.A. ("PGAM");
                                       successor          Non-Executive Chairman and a
                                       trustee is         Director of Pioneer Investment
                                       elected or         Management USA Inc. ("PIM-USA");
                                       earlier            Chairman and a Director of
                                       retirement or      Pioneer; Chairman and Director
                                       removal.           of Pioneer Institutional Asset
                                                          Management, Inc. (since 2006);
                                                          Director of Pioneer Alternative
                                                          Investment Management Limited
                                                          (Dublin); President and a
                                                          Director of Pioneer Alternative
                                                          Investment Management (Bermuda)
                                                          Limited and affiliated funds;
                                                          Director of PIOGLOBAL Real
                                                          Estate Investment Fund (Russia)
                                                          (until June 2006); Director of
                                                          Nano-C, Inc. (since 2003);
                                                          Director of Cole Management Inc.
                                                          (since 2004); Director of
                                                          Fiduciary Counseling, Inc.;
                                                          President and Director of
                                                          Pioneer Funds Distributor, Inc.
                                                          ("PFD") (until May 2006);
                                                          President of all of the Pioneer
                                                          Funds; and Of Counsel, Wilmer
                                                          Cutler Pickering Hale and Dorr
                                                          LLP
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------
David R. Bock (63)       Trustee       Trustee since      Executive Vice President and       Director of The Enterprise
                                       2005. Serves       Chief Financial Officer, I-trax,   Social Investment Company
                                       until a            Inc. (publicly traded health       (privately-held affordable
                                       successor          care services company) (2004 -     housing finance company);
                                       trustee is         present); Partner, Federal City    and Director of New York
                                       elected or         Capital Advisors (boutique         Mortgage Trust (publicly
                                       earlier            merchant bank)(1997 to 2004);      traded mortgage REIT)
                                       retirement or      and Executive Vice President and
                                       removal.           Chief Financial Officer,
                                                          Pedestal Inc. (internet-based
                                                          mortgage trading company)
                                                                     (2000-2002)
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)        Trustee       Trustee since      President, Bush International,     Director of Brady
                                       2004. Serves       LLC (international financial       Corporation (industrial
                                       until a            advisory firm)                     identification and
                                       successor                                             specialty coated material
                                       trustee is                                            products manufacturer);
                                       elected or                                            Director of Briggs &
                                       earlier                                               Stratton Co. (engine
                                       retirement or                                         manufacturer); Director of
                                       removal.                                              UAL Corporation (airline
                                                                                             holding company) Director
                                                                                             of Mantech International
                                                                                             Corporation (national
                                                                                             security, defense, and
                                                                                             intelligence technology
                                                                                             firm): and Member, Board of
                                                                                             Governors, Investment
                                                                                             Company Institute
--------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee       Trustee since      Founding Director,                 None
(60)                                   2004. Serves       Vice-President and Corporate
                                       until a            Secretary, The Winthrop Group,
                                       successor          Inc. (consulting firm); and
                                       trustee is         Desautels Faculty of Management,
                                       elected or         McGill University
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)     Trustee       Trustee since      Private investor (2004 -           Director of Quadriserv Inc.
                                       2006. Serves       present); and Senior Executive     (technology products for
                                       until a            Vice President, The Bank of New    securities lending
                                       successor          York (financial and securities     industry)
                                       trustee is         services) (1986 - 2004)
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive      Director of New America
(59)                                   2004. Serves       Officer, Newbury, Piret &          High Income Fund, Inc.
                                       until a            Company, Inc. (investment          (closed-end investment
                                       successor          banking firm)                      company)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)       Trustee       Trustee since      President, John Winthrop & Co.,    None
                                       2004. Serves       Inc. (private investment firm)
                                       until a
                                       successor
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Trust Officers:
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships Held by
                                                                                             this Officer
--------------------------------------------------------------------------------------------------------------------------
Daniel K.           Executive Vice     Since March        Director, CEO and President of     None
Kingsbury (49)*     President          2007. Serves at    Pioneer Investment Management
                                       the discretion     USA Inc.; Pioneer Investment
                                       of the Board       Management, Inc. and Pioneer
                                                          Institutional Asset Management,
                                                          Inc. (since March 2007);
                                                          Executive Vice President of all
                                                          of the Pioneer Funds (since
                                                          March 2007); Director of Pioneer
                                                          Global Asset Management S.p.A.
                                                          (since March 2007); Head of New
                                                          Markets Division, Pioneer Global
                                                          Asset Management S.p.A.
                                                          (2000-2007)
--------------------------------------------------------------------------------------------------------------------------
Dorothy E.          Secretary          Since 2004.        Secretary of PIM-USA; Senior       None
Bourassa (59)                          Serves at the      Vice President- Legal of
                                       discretion of      Pioneer; Secretary/Clerk of most
                                       the Board          of PIM-USA's subsidiaries; and
                                                          Secretary of all of
                                                          the Pioneer Funds
                                                          since September 2003
                                                          (Assistant Secretary
                                                          from November 2000 to
                                                          September 2003)
--------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant          Since 2004.        Vice President and Senior          None
Kelley (42)         Secretary          Serves at the      Counsel of Pioneer since July
                                       discretion of      2002 and Assistant Secretary of
                                       the Board          all of the Pioneer Funds since
                                                          September 2003; Vice President
                                                          and Senior Counsel of BISYS Fund
                                                          Services, Inc. (April 2001 to
                                                          June 2002); Senior Vice
                                                          President and Deputy General
                                                          Counsel of Funds Distributor,
                                                          Inc. (July 2000 to April 2001)
--------------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)   Treasurer          Since 2004.        Vice President-Fund Accounting,    None
                                       Serves at the      Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Treasurer of all of
                                                               the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley     Assistant          Since 2004.        Deputy Treasurer of Pioneer        None
(47)                Treasurer          Serves at the      since 2004 and Assistant
                                       discretion of      Treasurer of all of the Pioneer
                                       the Board          Funds since November 2004;
                                                          Treasurer and Senior Vice
                                                          President, CDC IXIS Asset
                                                          Management Services from 2002 to
                                                                            2003
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant          Since 2004.        Assistant Vice President-Fund      None
(42)                Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)  Assistant          Since 2004.        Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
Katherine Kim       Assistant          Since 2004.        Fund Administration Manager -      None
Sullivan (33)       Treasurer          Serves at the      Fund Accounting, Administration
                                       discretion of      and Controllership Services
                                       the Board          since June 2003 and Assistant
                                                          Treasurer of all of
                                                          the Pioneer Funds
                                                          since September 2003;
                                                          Assistant Vice
                                                          President - Mutual
                                                          Fund Operations of
                                                          State Street
                                                          Corporation from June
                                                          2002 to June 2003
                                                          (formerly Deutsche
                                                          Bank Asset Management)
--------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm   Chief Compliance   Since January      Chief Compliance Officer of        None
(48)                Officer            2007. Serves at    Pioneer since December 2006 and
                                       the discretion     of all the Pioneer Funds since
                                       of the Board       January 2007; Vice President and
                                                          Compliance Officer, MFS
                                                          Investment Management (August
                                                          2005 to December 2006);
                                                          Consultant, Fidelity Investments
                                                          (February 2005 to July 2005);
                                                          Independent Consultant (July
                                                          1997 to February 2005)
--------------------------------------------------------------------------------------------------------------------------



*Mr. Cogan is an Interested Trustee because he is an officer or director of the funds' investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the funds' investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.


Board Committees


During the most recent fiscal year, the Board of Trustees held 7 meetings. Each Trustee attended at least 75% of such meetings.


The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit
David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Independent Trustees
David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret and John Winthrop

Nominating
Mary K. Bush, Marguerite A. Piret, and John Winthrop (Chair)

Valuation
David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Policy Administration
Mary K. Bush (Chair), Thomas J. Perna and John Winthrop


During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Valuation, and Policy Administration Committees held 12, 11, 7, 4 and 6 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

| | act as a liaison between the trust's independent registered public accounting firm and the full Board of Trustees of the trust;


| | discuss with the trust's independent registered public accounting firm their judgments about the quality of the trust's accounting principles and underlying estimates as applied in the trust`s financial reporting;


| | review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

| | review and approve insurance coverage and allocations of premiums between the management and the trust and among the Pioneer Funds;

| | review and approve expenses under the administration agreement between Pioneer and the trust and allocations of such expenses among the Pioneer Funds; and

| | receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the trust or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.


The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.


The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the trust's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the trust's administrative policies and procedures.

The Independent Trustees Committee reviews the trust's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.


The Agreement and Declaration of Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or a fund or that such indemnification would relieve any officer or Trustee of any liability to the Trust or a fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


Compensation of Officers and Trustees

The trust pays no salaries or compensation to any of its officers. The Independent Trustees review and set their compensation annually, taking into consideration other committee and other responsibilities assigned to specific Trustees. The table under "Annual Fee, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays Independent Trustees an annual fee of $1,000.
o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the fund for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information".

Sales Loads. The trust offers its shares to Trustees and officers of the trust and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the trust by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the trust, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

     o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

     o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

     o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the trust's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2006, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):


o    the trust
o    an officer of the trust
o    a related fund
o    an officer of any related fund
o    Pioneer
o    PFD
o    Ibbotson Associates Advisors, LLC ("Ibbotson" or the "subadviser")
o    an officer of Pioneer, PFD or Ibbotson
o    any affiliate of Pioneer, PFD or Ibbotson
o    an officer of any such affiliate


During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:


o    Pioneer
o    PFD
o    Ibbotson
o    UniCredito Italiano
o    any other entity in a control relationship with Pioneer, PFD or Ibbotson


None of the trust's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:


o    the trust
o    any related fund
o    Pioneer
o    PFD
o    Ibbotson
o    any affiliated person of the trust, Pioneer, PFD or Ibbotson
o    UniCredito Italiano
o any other entity in a control relationship to the trust, Pioneer, PFD or Ibbotson

Share Ownership. See "Annual Fee, Expense and Other Information" for annual information on the ownership of fund shares by the Trustees, the trust's officers and owners in excess of 5% of any class of shares of the trust and a table indicating the value of shares that each Trustee beneficially owns in the trust and in all the Pioneer Funds.

Code of Ethics. The trust's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the trust, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the trust.


Proxy Voting. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The funds' proxy voting policies and procedures are attached as Appendix B.


4.   INVESTMENT ADVISER


Each fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the trust are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As each fund's investment adviser, Pioneer provides each fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with each fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are paid by the fund: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the fund; (iv) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the trust and the Trustees; (ix) any fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (x) compensation of Independent Trustees; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any; and (xiii) any other expense that the fund, Pioneer or any other agent of the fund may incur
(A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund pays all brokers' and underwriting commissions chargeable to the fund in connection with its securities transactions.


Continuance of Management Contract and Subadvisory Agreement. The Trustees' approval of and the terms, continuance and termination of the management contract and subadvisory agreement are governed by the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as applicable. Pursuant to the management contract and the subadvisory agreement, neither Pioneer nor the subadviser will be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer or the subadviser. Pioneer and the subadviser, however, are not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties under the management contract or the subadvisory agreement. The management contract and subadvisory agreement terminate if assigned and may be terminated without penalty upon not more than 60 days' nor less than 30 days' written notice to the other party or by vote of a majority of a fund's outstanding voting securities.

Advisory Fee. As compensation for the management services each fund pays Pioneer a fee at the annual rate of the applicable fund's average daily net assets set forth below.

----------------------------------------------------------------------------------------------------------
Net Assets                               Annual Fee
----------------------------------------------------------------------------------------------------------
Up to $2.5 billion                       0.13% on investments in underlying funds managed by Pioneer
                                         (and cash); and
                                         0.17% on other investments
----------------------------------------------------------------------------------------------------------
Over $2.5 billion and up to $4 billion   0.11% on investments in underlying funds managed by Pioneer
                                         (and cash); and
                                         0.14% on other investments
----------------------------------------------------------------------------------------------------------
Over $4 billion and up to $5.5 billion   0.10% on investments in underlying funds managed by Pioneer
                                         (and cash); and
                                         0.12% on other investments
----------------------------------------------------------------------------------------------------------
Over $5.5 billion and up to $7 billion   0.08% on investments in underlying funds managed by Pioneer
                                         (and cash); and
                                         0.10% on other investments
----------------------------------------------------------------------------------------------------------
Over $7 billion                          0.08% on investments in underlying funds managed by Pioneer
                                         (and cash); and
                                         0.09% on other investments
----------------------------------------------------------------------------------------------------------

For purposes of calculating Pioneer's fee, the asset allocation between underlying funds managed by Pioneer and other investments are determined monthly based upon the average week end allocation of each fund's assets during such calendar month and such allocation is applied in determining the fee in the subsequent calendar month.


Investment Subadviser. Pioneer has engaged Ibbotson Associates Advisors, LLC ("Ibbotson" or the "subadviser") to act as the subadviser to each of the funds. Pioneer oversees the funds' operations and supervises Ibbotson, which is responsible for the day-to-day management of the funds. Ibbotson will, among other things, continuously review and analyze the investments in the funds and, subject to the supervision of Pioneer, manage the investment and reinvestment of the funds' assets. Ibbotson is registered as an investment adviser under the Advisers Act.


Pioneer and Ibbotson have entered into a subadvisory agreement, dated August 4, 2004, pursuant to which Ibbotson has agreed, among other things, to:

     o comply with the provisions of the trust's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the respective fund;

     o cause the respective fund to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

     o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

     o maintain separate books and detailed records of all matters pertaining to the portion of the fund's assets advised by Ibbotson required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided with respect to the fund;

     o ensure that its "access persons" comply in all respects with Ibbotson's Code of Ethics, as in effect from time to time; and

     o    furnish reports to the Trustees and Pioneer.

For its services, Ibbotson is entitled to a subadvisory fee from Pioneer at an annual rate of 0.10% of the each fund's average daily net assets up to $2.5 billion, 0.08% from $2.5 billion to $4 billion, 0.07% from $4 billion to $5.5 billion, 0.06% from $5.5 billion to $7 billion and 0.05% above $7 billion. The fee is paid monthly in arrears. The funds do not pay a fee to the subadviser.


Pioneer has received an order from the SEC that permits Pioneer, subject to the approval of the trust's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the funds without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the order or would provide greater flexibility than the order, Pioneer and the funds intend to rely on such rule to permit Pioneer, subject to the approval of the trust's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the funds without shareholder approval.

Expense Limit. Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce each fund's expenses, other than the underlying fund fees and expenses, to the amounts listed below of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through December 1, 2010 for Class A shares and through December 1, 2009 for Class B and Class C shares. Pioneer expects to continue its limitation of expenses for each fund unless the expense limit agreement with the fund is terminated pursuant to the terms of the expense limit agreement. Each fund may terminate the expense limit agreement at any time; provided, however, that the Board of Trustees would not take such action unless it determined termination of the agreement to be in the best interests of the fund and its shareholders. There can be no assurance that Pioneer will extend the contractual expense limitation beyond the aforementioned dates.


-------------------------------------------------------------------------------------------------------------
Fund                          Class A Expense Limit      Class B Expense Limit      Class C Expense Limit
-------------------------------------------------------------------------------------------------------------
Conservative Allocation       0.78%                      1.68%                      1.68%
-------------------------------------------------------------------------------------------------------------
Moderate Allocation           0.74%                      1.52%                      1.52%
-------------------------------------------------------------------------------------------------------------
Growth Allocation             0.79%                      1.57%                      1.57%
-------------------------------------------------------------------------------------------------------------
Aggressive Allocation         0.85%                      1.64%                      1.64%
-------------------------------------------------------------------------------------------------------------

Administrator

Administration Agreement. The trust has entered into an administration agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co. provides certain accounting and administration services.

The trust has also entered into an administration agreement with Pioneer pursuant to which certain accounting, administration and legal services are performed by Pioneer and pursuant to which Pioneer receives a fee at the annual rate of 0.0175% of each fund's average daily net assets. See "Annual Fee, Expense and Other Information" for fees the funds paid to Pioneer for administration and related services.

Potential Conflicts of Interest. Pioneer and the subadviser serve as investment adviser to other mutual funds and other accounts with investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of a fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the accounts managed by Pioneer or the subadviser seeks to acquire the same security at about the same time, a fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer or the subadviser decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for a fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other accounts managed by Pioneer or the subadviser may have the same or similar investment objectives and policies as a fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. Each fund, Pioneer, PFD and the subadviser have each adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees, including, in the case of Pioneer's code, certain Pioneer affiliates. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by a fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the SEC.

5.   PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

Principal Underwriter


PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for each fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

Each fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreements. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the funds. PFD also pays certain expenses in connection with the distribution of each fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. Each fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the funds.


See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of each fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of each fund's Class A shares during recently completed fiscal years.

The funds will not generally issue fund shares for consideration other than cash. At a fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.


It is each fund's general practice to repurchase its shares for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. Each fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.


Distribution Plans


The trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to each fund's Class A shares (the "Class A Plan"), a plan of distribution with respect to each fund's Class B shares (the "Class B Plan"), and a plan of distribution with respect to each fund's Class C shares (the "Class C Plan"), (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The trust has not adopted a plan of distribution with respect to the Class Y shares of any of the funds. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority ("FINRA") regarding investment companies. Currently under the Class A Plan, PFD is reimbursed for distribution expenses, and the distribution expenses of PFD are expected to substantially exceed the distribution fees paid by a fund in a given year. The Class B Plan, and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.

Class A Plan. Pursuant to the Class A Plan the each fund currently reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan:
(i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of a fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of a fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of a fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.


The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time a fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See "Annual Fee, Expense and Other Information" for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.


Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreement with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by a fund with respect to such shares for the first year after purchase.


The Class B Plan provides that each fund shall pay to PFD, as the fund's distributor for its Class B shares:

     o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

     o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

     o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, each fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

     o    issued prior to the date of any termination or modification;

     o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

     o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:


     o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of FINRA or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);


     o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B shares of the fund; or

     o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.


In the underwriting agreement, each fund agrees that subsequent to the issuance of a Class B share, a fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:


     o as provided in the fund's prospectus or statement of additional information; or


     o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of FINRA or any order of any court or governmental agency.

Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that each fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers that enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefore, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.


General

In accordance with the terms of each Plan, PFD provides to each fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made.


No interested person of the trust, nor any Trustee of the trust who is not an interested person of the trust, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by each fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.


Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.


See "Annual Fee, Expense and Other Information" for fund expenses under the Class A Plan, Class B Plan, Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4%, and Class C shares may be subject to a 1% CDSC, in each case, of the lower of the cost or market value of the shares .


6.   SHAREHOLDER SERVICING/TRANSFER AGENT


The funds have contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the funds.

Under the terms of its contract with the funds, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of each fund; (ii) distributing dividends and capital gains associated with each fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $24.35 for each shareholder account from the funds as compensation for the services described above. PIMSS is also reimbursed by the funds for its cash out-of-pocket expenditures. The funds may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the funds would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7.   CUSTODIAN


Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of each fund's assets. The custodian's responsibilities include safekeeping and controlling each fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each fund's investments.


8.   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the trust's independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the review of filings with the SEC.


9.   PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers


Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of a fund, information about the accounts other than the funds over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the portfolio manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

---------------------------------------------------------------------------------------------------------------------
Name of Portfolio   Type of Account     Number of Accounts Total Assets       Number of           Assets Managed
Manager                                 Managed            Managed            Accounts Managed    for which
                                                           for which          Advisory Fee is
                                                           Advisory Fee is    Performance-Based
                                                           Performance-Based
---------------------------------------------------------------------------------------------------------------------
Peng Chen           Other Registered     22               $2,478,702,000       N/A                 N/A
                    Investment
                    Companies
                    -------------------------------------------------------------------------------------------------
                    Other Pooled         0                $0                   N/A                 N/A
                    Investment Vehicles
                    -------------------------------------------------------------------------------------------------
                    Other Accounts       78               $18,653,031,000      N/A                 N/A
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Name of Portfolio   Type of Account      Number of        Total Assets         Number of           Assets Managed
Manager                                  Accounts         Managed              Accounts Managed    for which
                                         Managed                               for which           Advisory Fee is
                                                                               Advisory Fee is     Performance-Based
                                                                               Performance-Based
---------------------------------------------------------------------------------------------------------------------
Scott Wentsel       Other Registered     22               $2,478,702,000       N/A                 N/A
                    Investment
                    Companies
                    -------------------------------------------------------------------------------------------------
                    Other Pooled         0                $0                   N/A                 N/A
                    Investment Vehicles
                    -------------------------------------------------------------------------------------------------
                    Other Accounts       78               $18,653,031,000      N/A                 N/A
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Name of Portfolio   Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                  Accounts Managed  Managed             Accounts Managed   for which
                                                                               for which          Advisory Fee is
                                                                               Advisory Fee is    Performance-Based
                                                                               Performance-Based
---------------------------------------------------------------------------------------------------------------------
Brian Huckstep      Other Registered     13                $1,692,702,000      N/A                N/A
                    Investment
                    Companies
                    -------------------------------------------------------------------------------------------------
                    Other Pooled         0                 $0                  N/A                N/A
                    Investment Vehicles
                    -------------------------------------------------------------------------------------------------
                    Other Accounts       9                 $68,105,000         N/A                N/A
---------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the funds as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. The investment subadviser to the funds also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.


     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.


     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Ibbotson investment management employees are compensated with a salary plus a discretionary annual bonus based on management goals and the overall financial performance of Ibbotson. Investment management employees also are eligible for customary benefits and programs offered generally to Ibbotson employees, including stock options.

Share Ownership by Portfolio Managers. The following table indicates as of July 31, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers of each fund.

--------------------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of each Fund*
--------------------------------------------------------------------------------
Peng Chen                                C
--------------------------------------------------------------------------------
Scott Wentsel                            B
--------------------------------------------------------------------------------
Brian Huckstep                           C
--------------------------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000

10.  PORTFOLIO TRANSACTIONS


All orders for the purchase or sale of portfolio securities are placed on behalf of the funds by Ibbotson, subject to Pioneer's supervision, or Pioneer pursuant to authority contained in the trust's management contract and subadvisory agreement. Pioneer or Ibbotson seeks to obtain the best execution on portfolio trades on behalf of each fund. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer or Ibbotson considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer or Ibbotson may select broker-dealers that provide brokerage and/or research services to the funds and/or other investment companies or other accounts managed by Pioneer or Ibbotson or over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer or Ibbotson determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, a fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Each of Pioneer and Ibbotson maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer or Ibbotson are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer or Ibbotson in rendering investment management services to the trust as well as other investment companies or other accounts managed by them, although not all such research may be useful to a fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer or Ibbotson in carrying out their obligations to a fund. The receipt of such research has not reduced Pioneer's or Ibbotson's normal independent research activities; however, it enables each of them to avoid the additional expenses which might otherwise be incurred if they were to attempt to develop comparable information through their own staff.

Each fund may participate in third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, a fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or Ibbotson or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that a fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the costs of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with a fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, a fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by a fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer and Ibbotson's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of each fund.


11.  DESCRIPTION OF SHARES


As an open-end management investment company, each fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of a fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The Agreement and Declaration of Trust, dated as of April 21, 2004 (the "Declaration of Trust"), as amended from time to time, permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the trust consists of four series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in a fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of the following classes of shares of each fund, designated as Class A shares, Class B shares, Class C shares, Class R shares and Class Y shares. Class R shares have not been issued as of the date of this statement of additional information. Each share of a class of a fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of a fund. Each class has equal rights as to voting, redemption, dividends and liquidation proceeds, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the respective Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The funds are not required, and do not intend, to hold annual shareholder meetings although special meetings may be called from time to time, including for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the trust are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the trust vote together as a class on matters that affect all series of the trust in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration of Trust without the affirmative vote of a majority of the trust's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.

As a Delaware statutory trust, the trust's operations are governed by the Declaration of Trust. A copy of the trust's Certificate of Trust dated April 21, 2004 as amended, is on file with the office of the Secretary of State of Delaware. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the trust is organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as the trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case each fund's shareholders could become subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the trust or its Trustees,
(ii) provides for the indemnification out of trust property of any shareholders held personally liable for any obligations of the trust or any series of the trust and (iii) provides that the trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the trust itself is unable to meet its obligations. In light of Delaware law, the nature of the trust's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of a fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the trust. The Declaration of Trust does not authorize the trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration of Trust provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a Trustee of the trust or other investment companies for which Pioneer acts as investment adviser.


12.  SALES CHARGES


Each fund continuously offers four classes of shares designated as Class A, Class B, Class C and Class Y as described in the prospectuses. Each fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectuses.


Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                      Sales Charge as a % of
                                      ----------------------
                                      Offering       Net Amount     Dealer
Amount of Purchase                    Price          Invested       Reallowance
Less than $50,000                     5.75           6.10            5.00
$50,000 but less than $100,000        4.50           4.71            4.00
$100,000 but less than $250,000       3.50           3.63            3.00
$250,000 but less than $500,000       2.50           2.56            2.00
$500,000 but less than $1,000,000     2.00           2.04            1.75
$1,000,000 or more                    0.00           0.00            see below

The schedule of sales charges above is applicable to purchases of Class A shares of a fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:


Accounts Other than Employer-Sponsored
Retirement Plans

1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

Employer-Sponsored Retirement Plans

0.50%             Up to $50 million
0.25%             Over $50 million


These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $1 million in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 18 months of purchase.

Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in a fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or a fund to sell, the amount specified in the LOI. Any share class for which no sales charge is paid cannot be included under the LOI.


If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.


Class B Shares


You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within five years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, a fund will first redeem shares not subject to any CDSC and then shares held longest during the five-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                         CDSC as a % of Dollar
         Year Since Purchase             Amount Subject to CDSC
         First                                      4.0
         Second                                     4.0
         Third                                      3.0
         Fourth                                     2.0
         Fifth                                      1.0
         Sixth and thereafter                       0.0

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any CDSC that applied to the shares you originally purchased.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to a fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares


You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.


In processing redemptions of Class C shares, a fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to a fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Class Y Shares

No front-end, deferred or asset based sales charges are applicable to Class Y shares.

Additional Payments to Dealers

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial


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

intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

Revenue Sharing Payments. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the


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

extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.


Other Payments. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

As of January 1, 2007, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in each fund's prospectuses and statement of additional information:

A.G. Edwards & Sons Inc.
ADP Clearing & Outsourcing Services
AIG VALIC
Ameriprise Financial Services, Inc.
AmSouth Investment Services, Inc.
AXA Advisors, LLC
Bear, Stearns & Co. Inc.
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Citistreet Equities LLC
Commonwealth Financial Network
D.A. Davidson & Co.
Delaware Distributors, L.P.
Edward D. Jones & Co., L.P.
Eisner Retirement Solutions LLC
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
H&R Block Financial Advisors, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.



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


Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.
Morgan Stanley DW Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Services Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
National Investor Services Corp.
Nationwide Securities, Inc.
OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc
Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Reliance Securities, LLC
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Scottrade, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
UnionBanc Investment Services LLC
UBS Financial Services Inc.
Wachovia Securities
Wells Fargo Investments, LLC


Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13.  REDEEMING SHARES


Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by a fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.



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Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic Withdrawal Plan(s) ("SWP") (Class A, B, and C shares). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.


Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A and Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.



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

14.  TELEPHONE AND ONLINE TRANSACTIONS


You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for online transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFoneSM"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.


Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction
privileges:

| |  For new accounts, complete the online section of the account application

| | For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com
     --------------------------

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.


Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or to reach the fund by telephone, you should communicate with the fund in writing.


FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder


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

access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

     o    net asset value prices for all Pioneer mutual funds;

     o    annualized 30-day yields on Pioneer's fixed income funds;

     o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

     o    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFoneSM represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15.  PRICING OF SHARES


The net asset value per share of each class of a fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of a fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. A fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption. The value of a fund's investment in an underlying fund is determined on the basis of the net asset value of the shares of the class of the underlying fund held by the fund. Generally, the underlying funds determine their net asset value



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


based upon the market value of their assets. Certain assets of the underlying funds may be valued at "fair value" using procedures approved by the boards of trustees of the underlying funds.


The net asset value per share of each class of a fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a fund are accrued daily and taken into account. Each fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

16.  TAX STATUS


Each fund is treated as a separate entity for U.S. federal income tax purposes. Each fund has elected to be treated, and has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or
(3) the securities of one or more qualified publicly traded partnerships.

If a fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and
(iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credit. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain. If a fund does not qualify as a regulated investment company for any taxable year, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Under the Code, each fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to the year ending October 31. Each fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Each fund generally distributes any net short- and long-term capital gains in December. Each fund generally pays dividends from any net investment income (excluding capital gains) in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for each fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from a fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the applicable fund. In general, assuming that a fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income". "Qualified dividend income" generally means dividend income that is received by a fund from its investments in underlying funds that invest in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations (and that is designated as such by the underlying funds), provided that certain holding period and other requirements are met by both the fund and the shareholders. Dividends received by a fund that are attributable to an underlying fund's investments in REITs generally are not expected to qualify for treatment as qualified dividend income. If 95% or more of a fund's gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, the fund may designate all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a fund that are attributable to an underlying fund's investments in passive foreign investment companies will not qualify for the maximum 15% U.S. federal income tax rate.

A dividend that is attributable to qualified dividend income of a fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.


Dividends received by a fund from an underlying fund that are attributable to the underlying fund's dividend income from stock of U.S. corporations as to which the underlying fund has a holding period of at least 46 days during the 91 day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and that is held in an unleveraged position and distributed and designated by the underlying fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code, provided such dividends are also designated as eligible for the dividends-received deduction by the fund. The applicable holding period requirements must also be satisfied by both the fund and the shareholder claiming the deduction. Certain preferred stock must have a holding period of at least 91 days during the 181 day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the dividends-received deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

Distributions from net capital gain, if any, that are designated as capital gain dividends by a fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by a fund to individual shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2010.


The U.S. federal income tax status of all distributions will be reported to shareholders annually.


Although dividends generally will be treated as distributed when paid, any dividend declared by a fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated for certain purposes as paid by a fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.


For purposes of determining the character of income received by a fund when an underlying fund distributes net capital gain to such fund, the fund will treat the distribution as a long-term capital gain, even if the fund has held shares of the underlying fund for less than one year. Any loss incurred by a fund on the redemption or other sale of such underlying fund shares that have a tax holding period of six months or less, however, if it is not disallowed under wash sale rules, will be treated as a long-term capital loss to the extent of the gain distribution received on the shares disposed of by such fund.


Each fund may invest in underlying funds with capital loss carryforwards. If such an underlying fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to a fund and its shareholders may be reduced. Similarly, for U.S. federal income tax purposes, each fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the applicable fund's portfolio or undistributed taxable income of the applicable fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in a fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. Shareholders should consult their tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, and the tax treatment of any gains or losses recognized in such transactions.

Gain may be increased (or loss reduced) upon a redemption of Class A or Class B shares of a fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the applicable fund or of another Pioneer fund (or any other shares of a Pioneer fund generally sold subject to a sales charge).


Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares unless the acquisition of the fund shares was debt-financed. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the funds.


A plan participant whose retirement plan invests in a fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


Foreign exchange gains and losses realized by an underlying fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to a fund, and therefore of distributions by a fund to its shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to an underlying fund's principal business of investing in stock or securities (or in options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable such fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the underlying fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible in future years by either the underlying fund or by a fund that invests in the underlying fund.

If an underlying fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the underlying fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the underlying fund is timely distributed to its shareholders. The underlying fund would not be able to pass through to a fund that invests in the underlying fund any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the underlying fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the underlying fund, the underlying fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the underlying fund. These investments could also result in the treatment of gains from the sale of stock of passive foreign investment companies as ordinary income. In order for an underlying fund to make a "qualified electing fund" election with respect to a "passive foreign investment company", the passive foreign investment company would have to agree to provide certain tax information to the underlying fund on an annual basis, which it might not agree to do.

An underlying fund may invest in or hold debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for that underlying fund. Federal income tax rules are not entirely clear about issues such as when the underlying fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the underlying fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the underlying fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the underlying fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the underlying fund must distribute, at least annually, all or substantially all of its taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the underlying fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the underlying fund and may affect the amount and timing of distributions to a fund investing in the underlying fund.

Options written or purchased and futures contracts entered into by an underlying fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the underlying fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by an underlying fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to
Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, an underlying fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the underlying fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the underlying fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the underlying fund and may affect the amount and timing of distributions to a fund investing in the underlying fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the underlying fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the underlying fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the underlying fund's income and gains or losses and hence of its distributions to the funds.

An underlying fund in which a fund invests may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The underlying funds do not expect to satisfy the requirements for passing through to their respective shareholders any share of foreign taxes paid by an underlying fund, with the result that shareholders of the funds will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Each fund is required to withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from a fund (other than, for taxable years of the fund commencing prior to January 1, 2008, certain dividends designated by the fund as (i) interest-related dividends, to the extent such dividends are derived from a fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. "Qualified net interest income" is a fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.


If, as anticipated, each fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

17.  FINANCIAL STATEMENTS


Each fund's financial statements and financial highlights for the fiscal year ended July 31, 2007 appearing in the fund's annual report, filed with the SEC on September 28, 2007 (Accession No. 0001288255-07-000002) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

Each fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18.  ANNUAL FEE, EXPENSE AND OTHER INFORMATION

--------------------------------------------------------------------------------------------
Portfolio Turnover
--------------------------------------------------------------------------------------------
Each fund's annual portfolio turnover rate for the fiscal years ended July 31:
--------------------------------------------------------------------------------------------
                                                        2007                       2006
--------------------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund           15%                        15%
--------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund               19%                        52%
--------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund                 11%                        27%
--------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund             18%                        51%
--------------------------------------------------------------------------------------------


Share Ownership


As of October 31, 2007, the Trustees and officers of the trust owned beneficially in the aggregate less than 1% of the outstanding shares of each fund. The following is a list of the holders of 5% or more of any class of each fund's outstanding shares as of October 31, 2007:


Pioneer Ibbotson Conservative Allocation Fund


--------------------------------------------------------------------------------------------------------
Record Holder                                 Share Class        Number of Shares      % of Class
--------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co                  Class A            721,130.740           35.13
For benefit of its customers
105 Rosemont Rd
Westwood, MA 02090-2318
--------------------------------------------------------------------------------------------------------
Raymond James & Assoc Inc                     Class B            25,166.119            5.76
For benefit of its customers
880 Carillon Pkwy
St Petersburg, FL 33716-1100
--------------------------------------------------------------------------------------------------------
MLPF&S                                        Class B            23,892.870            5.47
For benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------
MLPF&S                                        Class C            423,362.977           45.42
For benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------
Pioneer Funds Distributor Inc                 Class Y            945.155               100.00
Attn: Corporate Accounting
60 State Street
Boston, MA 02109-1800
--------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Moderate Allocation Fund


------------------------------------------------------------------------------------------------------------
Record Holder                                 Share Class        Number of Shares      % of Class
------------------------------------------------------------------------------------------------------------
MLPF&S                                        Class C            1,095,395.628         25.39
For benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------
NFS LLC FBO                                   Class Y            230,464.544           11.89
Regions Bank DBA Kenneburt Co
PO Box 12365
Birmingham, AL 35202-2365
------------------------------------------------------------------------------------------------------------
NFS LLC FBO                                   Class Y            97,944.973            5.05
Regions Bank DBA Kenneburt Co
PO Box 12365
Birmingham, AL 35202-2365
------------------------------------------------------------------------------------------------------------
NFS LLC FBO                                   Class Y            989,675.601           51.09
Regions Bank DBA Kenneburt Co
PO Box 12365
Birmingham, AL 35202-2365
------------------------------------------------------------------------------------------------------------


Pioneer Ibbotson Growth Allocation Fund


------------------------------------------------------------------------------------------------------------
Record Holder                                 Share Class        Number of Shares      % of Class
------------------------------------------------------------------------------------------------------------
MLPF&S                                        Class C            889,187.995           21.06
For benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc                  Class C            217,737.765           5.15
Attn: Peter Booth
333 West 34th St 7th Floor
New York, NY 10001-2402
------------------------------------------------------------------------------------------------------------
NFS LLC FBO                                   Class Y            35,878.575            13.85
Regions Bank DBA Kenneburt Co
PO Box 12365
Birmingham, AL 35202-2365
------------------------------------------------------------------------------------------------------------
MLPF&S                                        Class Y            40,885.575            15.79
For benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
BISYS Retirement Services                     Class Y            22,195.254            8.57
For benefit of its customers
700 17th Street Suite 300
Denver, CO 80202-3531
------------------------------------------------------------------------------------------------------------
BISYS Retirement Services                     Class Y            38,203.911            14.75
For benefit of its customers
700 17th Street Suite 300
Denver, CO 80202-3531
------------------------------------------------------------------------------------------------------------
BISYS Retirement Services                     Class Y            25,012.701            9.66
For benefit of its customers
700 17th Street Suite 300
Denver, CO 80202-3531
------------------------------------------------------------------------------------------------------------
BISYS Retirement Services                     Class Y            27,831.165            10.75
For benefit of its customers
700 17th Street Suite 300
Denver, CO 80202-3531
------------------------------------------------------------------------------------------------------------
MCB Trust Services                            Class Y            27,387.375            10.57
For benefit of its customers
PO Box 10699
Fargo, ND 58106-0699
------------------------------------------------------------------------------------------------------------


Pioneer Ibbotson Aggressive Allocation Fund


------------------------------------------------------------------------------------------------------------
Record Holder                                 Share Class        Number of Shares      % of Class
------------------------------------------------------------------------------------------------------------
MLPF&S                                        Class C            299,488.922           16.61
For benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------
NFS LLC FBO                                   Class Y            24,476.865            8.02
Regions Bank DBA Kenneburt Co
PO Box 12365
Birmingham, AL 35202-2365
------------------------------------------------------------------------------------------------------------
NFS LLC FBO                                   Class Y            35,750.953            11.71
Regions Bank DBA Kenneburt Co
PO Box 12365
Birmingham, AL 35202-2365
------------------------------------------------------------------------------------------------------------
MLPF&S                                        Class Y            79,080.892            25.92
For benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
BISYS Retirement Services                     Class Y            45,003.482            14.75
For benefit of its customers
700 17th Street Suite 300
Denver, CO 80202-3531
------------------------------------------------------------------------------------------------------------
BISYS Retirement Services                     Class Y            55,522.263            18.19
For benefit of its customers
700 17th Street Suite 300
Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Trustee Ownership of Shares of the Trust and Other Pioneer Funds
------------------------------------------------------------------------------------------------------------
The following table indicates the value of shares that each Trustee beneficially owned in each fund and Pioneer funds in the aggregate as of December 31, 2006.
Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31,
2006. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on December 31, 2006. The dollar ranges in this table are in accordance with SEC requirements.
------------------------------------------------------------------------------------------------------------
Name of Trustee    Dollar Range of     Dollar Range    Dollar Range     Dollar Range of     Aggregate
                   Equity Securities   of Equity       of Equity        Equity Securities   Dollar Range of
                   in Pioneer          Securities in   Securities in    in Pioneer          Equity
                   Ibbotson            Pioneer         Pioneer          Ibbotson            Securities in
                   Conservative        Ibbotson        Ibbotson         Aggressive          All Registered
                   Allocation Fund     Moderate        Growth           Allocation Fund     Investment
                                       Allocation      Allocation Fund                      Companies
                                       Fund                                                 Overseen by
                                                                                            Trustee in the
                                                                                            Pioneer Family
                                                                                            of Funds
------------------------------------------------------------------------------------------------------------
Interested
Trustees
------------------------------------------------------------------------------------------------------------
John F. Cogan,     $0                  $0              $0               $0                     Over $100,000
Jr.
------------------------------------------------------------------------------------------------------------
Independent
Trustees
------------------------------------------------------------------------------------------------------------
David R. Bock      $0                  Over $100,000   $0               $0                     Over $100,000
------------------------------------------------------------------------------------------------------------
Mary K. Bush       $0                  $1 to $10,000   $0               $10,001 to $50,000     Over $100,000
------------------------------------------------------------------------------------------------------------
Margaret B.W.      $0                  $0              $0               $0                     Over $100,000
Graham
------------------------------------------------------------------------------------------------------------
Thomas J. Perna    $0                  $0              $0               $0                     Over $100,000
------------------------------------------------------------------------------------------------------------
Marguerite A.      $0                  $0              $0               $0                     Over $100,000
Piret
------------------------------------------------------------------------------------------------------------
John Winthrop      $0                  $0              $0               $0                     Over $100,000
------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Compensation of Officers and Trustees
----------------------------------------------------------------------------------------------------------------------
The following table sets forth certain information with respect to the compensation of each Trustee of the trust.
----------------------------------------------------------------------------------------------------------------------
                    Aggregate       Aggregate        Aggregate      Aggregate        Pension or
                    Compensation    Compensation     Compensation   Compensation     Retirement     Total
                    from Pioneer    from Pioneer     from Pioneer   from Pioneer     Benefits       Compensation
                    Ibbotson        Ibbotson         Ibbotson       Ibbotson         Accrued as     from the Trust
Name of Trustee     Conservative    Moderate         Growth         Aggressive       Part of Fund   and Other
                    Allocation      Allocation       Allocation     Allocation       Expenses       Pioneer Funds***
                    Fund **         Fund**           Fund**         Fund **
----------------------------------------------------------------------------------------------------------------------
Interested
Trustees:
----------------------------------------------------------------------------------------------------------------------
John F. Cogan,      $200.00         $500.00          $500.00        $500.00          $0.00                 $35,300.00
Jr.*
----------------------------------------------------------------------------------------------------------------------
Independent
Trustees:
----------------------------------------------------------------------------------------------------------------------
Daniel A.              N/A             N/A              N/A            N/A                                    N/A
Kingsbury
----------------------------------------------------------------------------------------------------------------------
David R. Bock       $1,000.00       $1,075.46        $1,031.90      $1,000.00        $0.00                $149,500.00
----------------------------------------------------------------------------------------------------------------------
Mary K. Bush        $1,000.00       $1,076.10        $1,033.60      $1,000.00        $0.00                $148,250.00
----------------------------------------------------------------------------------------------------------------------
Margaret B.W.       $1,000.00       $1,080.10        $1,033.60      $1,000.00        $0.00                $155,750.00
Graham
----------------------------------------------------------------------------------------------------------------------
Thomas J. Perna     $1,000.00       $1,072.47        $1,031.90      $1,000.00        $0.00                $126,053.12
----------------------------------------------------------------------------------------------------------------------
Marguerite A.       $1,000.00       $1,110.35        $1,046.77      $1,000.00        $0.00                $178,250.00
Piret
----------------------------------------------------------------------------------------------------------------------
John Winthrop       $1,000.00       $1,068.62        $1,030.36      $1,000.00        $0.00                $140,500.00
----------------------------------------------------------------------------------------------------------------------
Total               $6,200.00       $6,983.09        $6,708.12      $6,500.00        $0.00                $933,603.12
----------------------------------------------------------------------------------------------------------------------

* Under the management contract, Pioneer reimburses the trust for any Interested Trustee fees paid by the trust.
**   For the fiscal year ended July 31, 2007.
*** For the calendar year ended December 31, 2006. There are 81 U.S. registered investment portfolios in the Pioneer Family of Funds.
++   Mr. Kingsbury became a Trustee on March 6, 2007

-------------------------------------------------------------------------------------------------------------
Approximate Management Fees the Trust Paid or Owed Pioneer
-------------------------------------------------------------------------------------------------------------
The following table shows the dollar amount of gross investment management fees incurred by each fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.
-------------------------------------------------------------------------------------------------------------
For the Fiscal Years Ended July 31,
-------------------------------------------------------------------------------------------------------------
                             2007                       2006                       2005
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson
Conservative Allocation
Fund
-------------------------------------------------------------------------------------------------------------
Gross Fee Incurred           $39,012                    $11,708                    $310
-------------------------------------------------------------------------------------------------------------
Net Fee Paid                 $(11,656)                  $(104,326)                 $(96,412)
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate
Allocation Fund
-------------------------------------------------------------------------------------------------------------
Gross Fee Incurred           $377,431                   $291,037                   $32,536
-------------------------------------------------------------------------------------------------------------
Net Fee Paid                 $377,431                   $291,037                   $(79,180)
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth
Allocation Fund
-------------------------------------------------------------------------------------------------------------
Gross Fee Incurred           $342,936                   $210,884                   $29,847
-------------------------------------------------------------------------------------------------------------
Net Fee Paid                 $330,913                   $189,299                   $(95,007)
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson
Aggressive Allocation Fund
-------------------------------------------------------------------------------------------------------------
Gross Fee Incurred           $214,111                   $133,858                   $16,867
-------------------------------------------------------------------------------------------------------------
Net Fee Paid                 $203,611                   $121,857                   $(133,828)
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
Fees the Trust Paid to Pioneer under the Administration Agreement
-------------------------------------------------------------------------------------------------------------
For the Fiscal Years Ended July 31,
-------------------------------------------------------------------------------------------------------------
                                              2007                 2006                  2005
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation      $14,737              $2,586                $0
Fund
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund     $76,975              $26,472               $0
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund       $71,094              $19,769               $0
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund   $53,490              $12,453               $0
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Carryover of Distribution Expenses
-------------------------------------------------------------------------------------------------------------
As of December 31, 2006 the carryover of distribution expenses under the Class A
Plan was:
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund                                    $0
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund                                        $47,888
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund                                          $1
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund                                      $11,045
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Underwriting Expenses and Commissions
-------------------------------------------------------------------------------------------------------------
For the fiscal years ended July 31,
-------------------------------------------------------------------------------------------------------------
                                                  2007                  2006             2005
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund
-------------------------------------------------------------------------------------------------------------
Approximate Net Underwriting Expenses Retained    $18,852               $26,958          $953
by PFD
-------------------------------------------------------------------------------------------------------------
Approximate Commissions Reallowed to Dealers      $103,668              $143,134         $5,054
(Class A shares)
-------------------------------------------------------------------------------------------------------------
Approximate Brokerage and Underwriting            $0                    $0               $0
Commissions (Portfolio Transactions)
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund
-------------------------------------------------------------------------------------------------------------
Approximate Net Underwriting Expenses Retained    $112,258              $154,264         $97,640
by PFD
-------------------------------------------------------------------------------------------------------------
Approximate Commissions Reallowed to Dealers      $615,979              $834,041         $527,880
(Class A shares)
-------------------------------------------------------------------------------------------------------------
Approximate Brokerage and Underwriting            $0                    $0               $0
Commissions (Portfolio Transactions)
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund
-------------------------------------------------------------------------------------------------------------
Approximate Net Underwriting Expenses Retained    $190,221              $241,185         $104,682
by PFD
-------------------------------------------------------------------------------------------------------------
Approximate Commissions Reallowed to Dealers      $1,055,306            $1,306,915       $580,653
(Class A shares)
-------------------------------------------------------------------------------------------------------------
Approximate Brokerage and Underwriting            $0                    $0               $0
Commissions (Portfolio Transactions)
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund
-------------------------------------------------------------------------------------------------------------
Approximate Net Underwriting Expenses Retained    $130,388              $151,210         $65,697
by PFD
-------------------------------------------------------------------------------------------------------------
Approximate Commissions Reallowed to Dealers      $724,141              $830,890         $364,128
(Class A shares)
-------------------------------------------------------------------------------------------------------------
Approximate Brokerage and Underwriting            $0                    $0               $0
Commissions (Portfolio Transactions)
-------------------------------------------------------------------------------------------------------------

Fund Expenses under the Distribution Plans


-------------------------------------------------------------------------------------------------------------
For the Fiscal Year Ended July 31, 2007
-------------------------------------------------------------------------------------------------------------
                                                               Class A         Class B         Class C
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund                  $45,261         $37,929         $77,304
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund                      $406,920        $602,056        $402,475
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund                        $358,831        $718,393        $444,793
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund                    $260,722        $356,430        $199,411
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
CDSCs
-------------------------------------------------------------------------------------------------------------
During the fiscal year ended July 31, 2007, the following CDSCs were paid to
PFD:
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund                           $15,816
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund                               $229,007
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund                                 $216,762
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund                             $113,971
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Capital Loss Carryforwards as of July 31, 2007
-------------------------------------------------------------------------------------------------------------
At July 31, 2007, the funds had the following net capital loss carryforward:
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund                             $0
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund                                 $0
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund                                   $0
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund                               $0
-------------------------------------------------------------------------------------------------------------

19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)


Moody's Investors Service, Inc. ("Moody's") Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries. High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

-------------------------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

Moody's Debt Ratings

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

     o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     o    Nature of and provisions of the obligation;
     o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.


20.                                Appendix B


                    Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items
From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

     o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

     o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date). Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     o    Retains a record of the vote cast;

     o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     o    A record memorializing the basis for each referral vote cast;

     o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

     o    Corporate name change.

     o    A change of corporate headquarters.

     o    Stock exchange listing.

     o    Establishment of time and place of annual meeting.

     o    Adjournment or postponement of annual meeting.

     o    Acceptance/approval of financial statements.

     o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     o    Approval of minutes and other formalities.

     o Authorization of the transferring of reserves and allocation of income.

     o    Amendments to authorized signatories.

     o    Approval of accounting method changes or change in fiscal year-end.

     o    Acceptance of labor agreements.

     o    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

     o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     o    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

     o    Seek bids from other auditors.

     o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     o    Indemnify auditors.

     o    Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

     o Audit, compensation and nominating committees composed of independent directors exclusively.

     o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     o    Election of an honorary director.


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

We will vote against:

     o    Minimum stock ownership by directors.

     o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     o Requirements for union or special interest representation on the board.

     o    Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

     o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

     o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

     o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     o Directors who appear to lack independence or are associated with very poor corporate performance.

     We  will vote on a case-by case basis on these issues:

     o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     o    Contested election of directors.

     o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     o    Mandatory retirement policies.

     o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.


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

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

     o    Cumulative voting.

     o    Increase ability for shareholders to call special meetings.

     o    Increase ability for shareholders to act by written consent.

     o    Restrictions on the ability to make greenmail payments.

     o    Submitting rights plans to shareholder vote.

     o    Rescinding shareholder rights plans ("poison pills").

     o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o    Fair price provisions.

     o    Authorization of shareholder rights plans.

     o    Labor protection provisions.

     o    Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

     o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     o    Proposals that allow shareholders to nominate directors.

We will vote against:

     o    Classified boards, except in the case of closed-end mutual funds.

     o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

     o    Classes of shares with unequal voting rights.

     o    Supermajority vote requirements.

     o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     o    Extension of advance notice requirements for shareholder proposals.

     o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

     o    Changes in par value.

     o    Reverse splits, if accompanied by a reduction in number of shares.

     o Share repurchase programs, if all shareholders may participate on equal terms.

     o    Bond issuance.

     o    Increases in "ordinary" preferred stock.


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

     o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     o    Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

     o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     o Increase in authorized common stock. We will make a determination considering, among other factors:

     o    Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o    Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     o    Proposals to submit private placements to shareholder vote.

     o    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.
Pioneer will vote for:

     o    401(k) benefit plans.

     o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:


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

     o    Amendments to performance plans to conform with OBRA;

     o    Caps on annual grants or amendments of administrative features;

     o    Adding performance goals; and

     o    Cash or cash-and-stock bonus plans.

     o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     o    Require that option repricings be submitted to shareholders.

     o    Require the expensing of stock-option awards.

     o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

     o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

     o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

               Dilution = (A + B + C) / (A + B + C + D), where
               A = Shares reserved for plan/amendment,
               B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

     o    The plan must not:

               o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year


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

          period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

     o    All other employee stock purchase plans.

     o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

     o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     o    Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

     o    Limits on executive and director pay.

     o    Stock in lieu of cash compensation for directors.


Corporate Governance

Pioneer will vote for:

     o    Confidential Voting.

     o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

     o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     o Bundled proposals. We will evaluate the overall impact of the proposal.


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

     o    Adopting or amending the charter, bylaws or articles of association.

     o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

     o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     o    Limitations on stock ownership or voting rights.

     o    Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

     o    Mergers and acquisitions.

     o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     o    Debt restructurings.

     o    Conversion of securities.

     o    Issuance of shares to facilitate a merger.

     o    Private placements, warrants, convertible debentures.

     o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

     o    Establishment of new classes or series of shares.

     o    Establishment of a master-feeder structure.


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

Pioneer will vote on a case-by-case on:

     o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     o    Approval of new or amended advisory contracts.

     o    Changes from closed-end to open-end format.

     o    Authorization for, or increase in, preferred shares.

     o    Disposition of assets, termination, liquidation, or mergers.

     o Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

     o Conduct studies regarding certain issues of public concern and interest;

     o Study the feasibility of the company taking certain actions with regard to such issues; or

     o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.


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                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

       (a)(1) Agreement and Declaration of Trust.(1)
       (a)(2) Certificate of Trust.(1)
       (a)(3) Amended and Restated Declaration of Trust.(2)
       (a)(4) Amendment to Certificate of Trust.(2)
       (a)(5) Amendment to Amended and Restated Agreement and Declaration of
              Trust.(3)
       (b)    By-Laws.(7)
       (c)    None.
       (d)(1) Management Contract.(6)
       (d)(2) Sub-Advisory Agreement between Pioneer Investment Management, Inc.
              and Ibbotson Associates Advisors, LLC ("Ibbotson").(3)
       (d)(3) Amendment to Sub-Advisory Agreement between Pioneer
              Investment Management, Inc. and Ibbotson.(4)
       (d)(4) Amended Sub-Advisory Agreement between Pioneer
              Investment Management, Inc. and Ibbotson.(7)
       (e)(1) Underwriting Agreement between the Fund and Pioneer Funds
              Distributor, Inc.(2)
       (e)(2) Dealer Sales Agreement.(*)
       (f)    None.
       (g)(1) Custodian Agreement between the Fund and Brown Brothers Harriman &
              Co. ("BBH").(7)
       (g)(2) Amended Appendix A to Custodian Agreement.(*)
       (h)(1) Master Investment Company Service Agreement between the Fund and
              Pioneer Investment Management Shareholder Services, Inc.(7)
       (h)(2) Amendment to Investment Company Service Agreement. (*)
       (h)(3) Administration Agreement between the Fund and Pioneer
              Investment Management, Inc. (formerly Pioneering Services
              Corporation).(7)
       (h)(4) Amended Exhibit 1 to Administrative Agreement. (*)
       (h)(5) Expense Limitation Agreement.(*)
       (h)(6) Administrative and Fund Accounting Agency Agreement between the
              Fund and BBH.(4)
       (h)(7) First Amendment to Administrative and Fund Accounting Agency
              Agreement between the Fund and BBH.(6)
       (h)(8) Asset Allocation Administration Agreement between the Fund and
              BBH.(4)
       (i)(1) Opinion and Consent of Counsel.(2)
       (j)(1) Consent of Independent Registered Public Accounting Firm.(*)
       (j)(2) Assistant Secretary's Certificate.(2)
       (k)    None.
       (l)(1) Share Purchase Agreement-Pioneer Ibbotson Moderate Allocation
              Fund.(2)
       (l)(2) Share Purchase Agreement-Pioneer Ibbotson Growth Allocation
              Fund.(2)
       (l)(3) Share Purchase Agreement-Pioneer Ibbotson Aggressive Allocation
              Fund.(2)
       (m)(1) Distribution Plan relating to Class A shares-Pioneer Ibbotson
              Moderate Allocation Fund.(2)
       (m)(2) Distribution Plan relating to Class A shares-Pioneer Ibbotson
              Growth Allocation Fund.(2)
       (m)(3) Distribution Plan relating to Class A shares-Pioneer Ibbotson
              Aggressive Allocation Fund.(2)
       (m)(4) Distribution Plan relating to Class B shares-Pioneer Ibbotson
              Moderate Allocation Fund.(2)
       (m)(5) Distribution Plan relating to Class B shares-Pioneer Ibbotson
              Growth Allocation Fund.(2)
       (m)(6) Distribution Plan relating to Class B shares-Pioneer Ibbotson
              Aggressive Allocation Fund.(2)
       (m)(7) Distribution Plan relating to Class C shares-Pioneer Ibbotson
              Moderate Allocation Fund.(2)
       (m)(8) Distribution Plan relating to Class C shares-Pioneer Ibbotson
              Growth Allocation Fund.(2)
       (m)(9) Distribution Plan relating to Class C shares-Pioneer Ibbotson
              Aggressive Allocation Fund.(2)
       (m)(10)Distribution Plan relating to Class A shares-Pioneer Ibbotson
              Conservative Allocation Fund.(3)
       (m)(11)Distribution Plan relating to Class B shares-Pioneer Ibbotson
              Conservative Allocation Fund.(3)
       (m)(12)Distribution Plan relating to Class C shares-Pioneer Ibbotson
              Conservative Allocation Fund.(3)
       (n)(1) Multiple Class Plan pursuant to Rule 18f-3-Pioneer Ibbotson
              Moderate Allocation Fund.(2)
       (n)(2) Multiple Class Plan pursuant to Rule 18f-3-Pioneer Ibbotson
              Growth Allocation Fund.(2)
       (n)(3) Multiple Class Plan pursuant to Rule 18f-3-Pioneer Ibbotson
              Aggressive Allocation Fund.(2)
       (n)(4) Multiple Class Plan pursuant to Rule 18f-3-Pioneer Ibbotson
              Conservative Allocation Fund.(3)
       (p)(1) Code of Ethics-Pioneer Funds.(3)
       (p)(2) Code of Ethics-Pioneer Funds Distributor, Inc.(3)
       (p)(3) Code of Ethics-Pioneer Investment Management, Inc.(3)
       (p)(4) Code of Ethics-Ibbotson.(3)
       N/A    Powers of Attorney.(*)

------------------

(1) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Registration Statement on Form N-1A(the "Registration Statement") (File No. 333-114788) as filed with the Securities and Exchange Commission (the "SEC") on April 23, 2004 (Accession No. 0001288255-04-000006).

(2) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Pre-effective amendment No.2 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on August 6, 2004 (Accession No. 0001016964-04-000333).

(3) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 3 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on May 6, 2005
(Accession No. 0001016964-05-000218).

(4) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 4 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on July 15, 2005 (Accession No. 0001288255-05-000003).

(5) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 5 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on September 20, 2005 (Accession No. 0001288255-05-000009).

(6) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 6 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 23, 2005 (Accession No. 0001288255-05-000021).

(7) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 7 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 28, 2006 (Accession No. 0001288255-06-000019).

(*) Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with the Trust

     None.

Item 25.  Indemnification

Except for the Agreement and Declaration of Trust, dated April 22, 2004, as amended and restated from time to time (the "Declaration"), establishing the Trust as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Trust is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust or the appropriate Trust series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

To the knowledge of the Trust, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredito subsidiaries.

                              OTHER BUSINESS, PROFESSION, VOCATION OR
                              EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST TWO
NAME OF DIRECTOR/OFFICER      FISCAL YEARS

John F. Cogan, Jr.            Of Counsel,
                              Wilmer Cutler Pickering Hale and Dorr LLP,
                              60 State Street, Boston, Massachusetts 02109

With respect to the information pertaining to Ibbotson Associates Advisors, LLC ("Ibbotson"), each Fund's investment subadviser, reference is hereby made to "Management - Investment subadviser" in the prospectuses. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Ibbotson, reference is made to the current Form ADV of Ibbotson filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference (File No. 801-62323).

Item 27.  Principal Underwriters

      (a) Pioneer Funds Distributor, Inc. acts as principal underwriter for the following investment companies:


Pioneer Bond Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund
Pioneer Europe Select Equity Fund
Pioneer Fund
Pioneer Fundamental Growth Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Ibbotson Asset Allocation Series
Pioneer Independence Fund
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Protected Principal Trust
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Equity Fund
Pioneer Select Value Fund
Pioneer Series Trust I
Pioneer Series Trust II
Pioneer Series Trust III
Pioneer Series Trust IV
Pioneer Series Trust V
Pioneer Series Trust VI
Pioneer Seriest Trust VII
Pioneer Short Term Income Fund
Pioneer Small Cap Value Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust

         (b)     Directors and executive officers of Pioneer Funds Distributor,
                 Inc.:


                       POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
       NAME            UNDERWRITER                  FUND

Steven M. Graziano     Director and Executive
                       Vice President               None

Mark D. Goodwin        Executive Vice President     None

Julia Hoik             Senior Vice President        None

Natale Algiere         Senior Vice President        None

Michael B. Glenn       Senior Vice President        None

Richard L. Sardelli    Senior Vice President        None

John P. Davy           Senior Vice President        None

Alexander Sarafianos   Senior Vice President        None

Anthony J. Koenig      Treasurer                    None

Dorothy E. Bourassa    Senior Vice President
                       and Clerk                    Secretary


The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.

Item 28.  Location of Accounts and Records

         The accounts and records are maintained at the Trust's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.


Item 29.  Management Services

     Not applicable.

Item 30.  Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 28th day of November, 2007.

                                        PIONEER IBBOTSON ASSET ALLOCATION SERIES



                                        By:  /s/ Daniel K. Kingsbury
                                             Daniel K. Kingsbury
                                             Executive Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title

John F. Cogan, Jr.*            Chairman of the Board President
John F. Cogan, Jr.             (Principal Executive
                               Officer) and Trustee



Vincent Nave*                  Chief Financial Officer
Vincent Nave                   and Treasurer (Principal
                               Financial and Accounting
                               Officer)


David R. Bock*                 Trustee
David R. Bock


Mary K. Bush*                  Trustee
Mary K. Bush


Margaret B. W. Graham*         Trustee
Margaret B. W. Graham


Thomas J. Perna*               Trustee
Thomas J. Perna


Marguerite A. Piret*           Trustee
Marguerite A. Piret


John Winthrop*                 Trustee
John Winthrop


*By:     /s/ Daniel K. Kingsbury             Dated: November 28, 2007
         Daniel K. Kingsbury
         Attorney-in-fact


                                 Exhibit Index

Exhibit
Number     Document Title

(e)(2) Dealer Sales Agreement

(g)(2) Amended Appendix A to Custodian Agreement

(h)(2) Amendment to Investment Company Service Agreement

(h)(4) Amended Exhibit 1 to Administrative Agreement

(h)(5) Expense Limitation Agreement

(j)(1) Consent of Independent Registered Public Accounting Firm

 N/A   Powers of Attorney